SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC   20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                 Post-Effective Amendment No. 12

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                              OF 1940

                         Amendment No. 13

                FIRST PACIFIC MUTUAL FUND, INC.
       (Exact Name of Registrant as Specified in Charter)

     2756 Woodlawn Drive, #6-201, Honolulu, Hawaii   96822
    (Address of Principal Executive Office)        (Zip Code)

Registrant's Telephone Number, Including Area Code (808) 988-8088
   Terrence Lee, President; First Pacific Mutual Fund, Inc.;
      2756 Woodlawn Drive, #6-201, Honolulu, Hawaii  96822
            (Name and address of Agent for Service)

Please send copies of all communications to:    Audrey C. Talley, Esquire
                         Stradley, Ronon, Stevens & Young, LLP
                         2600 One Commerce Square
                         Philadelphia, PA   19103-7098

Approximate Date of Proposed Public Offering: Upon effectiveness of this amendment.
      It is proposed that this filing will become effective
                     (check appropriate box)
          __x__ immediately upon filing pursuant to paragraph (b)
          _____ on _________ pursuant to paragraph (b)
          _____ 60 days after filing pursuant to paragraph (a)(1)
          _____ on _________ pursuant to paragraph (a)(1)
          _____ 75 days after filing pursuant to paragraph (a)(2)
          _____ on_________ pursuant to paragraph (a)(2)of Rule 485

The Registrant has registered an indefinite number of securities under this Registration Statement pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant has filed a Rule 24f-2 Notice for its most recent fiscal year on or about November 30, 1996.



                        TABLE OF CONTENTS

                           TO FORM N-1A


               The Facing Page

               1-  Cross-Reference Sheet

               2-  Part A - Prospectus

               3-  Part B - Statement of Additional Information

               4-  Part C - Other Information

               5-  Signature Page

                     Exhibits



                      CROSS REFERENCE SHEET

N-1A
Item No.       Caption or Location in Prospectus

Part A

1              Cover

2              Fund Expenses, Prospectus Summary

3              N/A

4 Prospectus Cover, Investment Objective and Policies, Municipal Securities, Investment Practices

5 Officers and Directors, Manager, The Distribution Plan, Transfer Agent, Custodian, Shareholder Services and Reports and General Information and History

6 General Information and History, Shareholder Services and Reports, Distributions from the Fund, Tax Status

7              Purchasing Shares of the Fund, Net Asset Value, The
               Distribution Plan

8              Redemption of Shares

9              N/A

Part B

10             Cover

11             Table of Contents

12             N/A

13 Cover, Investment Policies and Restrictions, Additional Investment considerations, Description of Municipal Securities Ratings

14             Officers and Directors

15             N/A

16             Investment Management Agreement

17             Portfolio Transactions

18             N/A

19             The Distributor

20             N/A

21             The Distributor

22             N/A

23             N/A

Part C

               Items 24 through 32 have been answered in order in Part C.








FIRST PACIFIC MUTUAL FUND, INC.                            Prospectus dated
2756 Woodlawn Drive, #6-201                                February 1, 1997
Honolulu, Hawaii  96822





                 FIRST PACIFIC MUTUAL FUND, INC.

     First Pacific Mutual Fund, Inc. (the "Corporation") is a mutual fund, organized as a non-diversified open-end management investment company. In this Prospectus all references to any series of the Corporation will be called the "Fund" unless expressly noted otherwise. The Corporation offers three series of shares. Each Fund's net asset value will fluctuate.

     First Hawaii Municipal Bond Fund ("Bond Fund"). The objective of Bond Fund is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital. The bond fund attempts to achieve its objective by investing primarily in a varied portfolio of investment grade municipal securities which pay interest exempt from federal and Hawaii income taxes.

     First Hawaii Intermediate Municipal Fund ("Intermediate Fund"). The objective of Intermediate Fund is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital. The Intermediate Fund attempts to achieve its objective by investing primarily in a varied portfolio of investment grade municipal securities, with a dollar weighted average portfolio maturity of more than three years but not more than ten years which pay interest exempt from federal and Hawaii income taxes.

     First Pacific Management Corporation (the "Manager") manages each Fund's portfolio of investments.

     There is no sales load imposed at the time of purchase of a Fund's shares. (See "PURCHASING SHARES OF THE FUNDS.") Each Fund has adopted a distribution plan which provides that the Fund may spend up to .25% of its average daily net assets in connection with the distribution of Fund shares.

     This Prospectus sets forth the information about the Funds that a prospective investor should know before investing in a Fund. Please read and retain this Prospectus for future reference.

                      _____________________

     A Statement of Additional Information, dated February 1, 1997, containing additional information about the Funds has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (808) 988-8088.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                        TABLE OF CONTENTS


                                                                    PAGE

FUND EXPENSE TABLE..................................................   3

FINANCIAL HIGHLIGHTS................................................   5

PROSPECTUS SUMMARY..................................................   7

INVESTMENT OBJECTIVES AND POLICIES..................................   9

MUNICIPAL SECURITIES................................................   9

INVESTMENT PRACTICES................................................  11

PURCHASING SHARES OF THE FUNDS......................................  12

DISTRIBUTIONS FROM THE FUNDS........................................  13

REDEMPTION OF SHARES................................................  13

NET ASSET VALUE.....................................................  15

TAX STATUS..........................................................  15

OFFICERS AND DIRECTORS..............................................  17

INVESTMENT MANAGER..................................................  17

CUSTODIAN  .........................................................  18

THE DISTRIBUTION PLAN...............................................  18

ALLOCATION OF BROKERAGE TRANSACTIONS................................  19

SHAREHOLDER SERVICES AND REPORTS....................................  19

GENERAL INFORMATION AND HISTORY.....................................  20



            FIRST HAWAII MUNICIPAL BOND FUND EXPENSES

     The following table illustrates all expenses and fees that a shareholder of the Bond Fund will incur. Additional transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf.

Shareholder Transaction Expenses
Sales Load Imposed on Purchases.....................................   NONE
Sales Load Imposed on Reinvested Dividends..........................   NONE
Contingent Deferred Sales Load......................................   NONE
Redemption Fees.....................................................   NONE
Exchange Fees.......................................................   NONE


Annual Operating Expenses
 (as a percentage of average net assets)
Management Expenses.................................................  .50%
Shareholder Servicing Costs........................................   .10
12b-1 Fees After Waiver............................................   .11  <F1>
Other Expenses.....................................................   .27
     Total Operating Costs After Waiver...........................    .98% <F2>

<F1>
The Fund's 12b-1 Plan provides that the Fund may incur costs not to exceed
 .25% per annum of the Fund's average net assets for the distribution of Fund shares. The Distributor has waived a portion of the Bond Fund's fees during the year ended 09/30/96. Such waivers may cease at anytime.
<F2>
Includes .03% custodian fees reduced through custodian arrangements.


     The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Bond Fund will bear directly
or indirectly.   Absent the fee waiver, 12b-1 fees could have been up to
 .25% per annum and total operating costs after waiver could have been up to 1.12% per annum of the Bond Fund's average net assets. The expenses set forth above are based on actual amounts for the most recent fiscal year. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.


     The following example illustrates the expenses that you would pay on $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Bond Fund charges no redemption fees of any kind.

          1 year         3 years        5 years        10 years
           $10             $31            $54            $120


This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.



           FIRST HAWAII INTERMEDIATE MUNICIPAL FUND EXPENSES

     The following table illustrates all expenses and fees that a shareholder of the Intermediate Fund will incur. Additional transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf.

Shareholder Transaction Expenses
Sales Load Imposed on Purchases....................................   NONE
Sales Load Imposed on Reinvested Dividends.........................   NONE
Contingent Deferred Sales Load.....................................   NONE
Redemption Fees....................................................   NONE
Exchange Fees.......................................................  NONE

Annual Operating Expenses
 (as a percentage of average net assets)
Management Expenses..............................................   .50%
Shareholder Servicing Costs .....................................   .10
12b-1 Fees After Waiver..........................................   .08 <F3>
Other Expenses...................................................   .16
     Total Operating Costs After Waiver............................ .84%

<F3>
The Fund's 12b-1 Plan provides that the Fund may incur costs not to exceed
 .25% per annum of the Fund's average net assets for the distribution of Fund shares. The Distributor has waived a portion of the Intermediate Fund's fees during the period ending 09/30/96. Such waivers may cease at any time.



     The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Intermediate Fund will bear directly or indirectly. Absent the fee waiver, 12b-1 fees could have been up to .25% per annum and total operating costs could have been up to 1.01% per annum of the Intermediate Fund's average net assets. The expenses set forth above are based on actual amounts for the most recent fiscal year. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.

     The following example illustrates the expenses that you would pay on $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Intermediate Fund charges no redemption fees of any kind.

      1 year         3 years         5 years        10 years
        $9             $27             $47            $104


This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.



                         First Hawaii Municipal Bond Fund
                               FINANCIAL HIGHLIGHTS

The financial highlights and ratios for the periods presented have been selected from the Fund's financial statements, which have been examined by Tait, Weller & Baker, independent certified public accountants, whose unqualified report thereon appears on the Fund's Annual Report to Shareholders for the year ended September 30, 1996. Such Financial statement and report are incorporated by reference in this Prospectus.




                                       Years ended September 30,
                                        1996      1995      1994      1993
Net asset value
  Beginning of year                    $10.84    $10.62    $11.48    $10.90

Income from investment operations
  Net investment income                   .55       .55       .55       .58
  Net gain (loss) on securities
    (both realized and unrealized)        .05       .31      (.80)     . 60

    Total from investment operations      .60       .86      (.25)     1.18

Less distributions
   Dividend from net investment income   (.55)     (.55)     (.55)     (.58)
   Distributions from capital gains        -       (.09)     (.06)     (.02)
   Distributions from paid-in capital      -         -         -         -
     Total distributions                 (.55)     (.64)     (.61)     (.60)

      End of year                      $10.89    $10.84    $10.62    $11.48

Total return                             5.62%     8.42%    (2.18)%   11.11%

Ratios/Supplemental Data
  Net assets, end of year (in 000's)   $54,165   $51,131   $52,230   $57,396

  Ratio of expenses to average net assets
     Before expense reimbursements        .98%(A)  1.00%      .97%      .95%
     After expense reimbursements         .98%(A)   .97%      .95%      .95%

  Ratio of net investment income
      to average net assets
     Before expense reimbursements       5.03%     5.19%     4.99%     5.21%
     After expense reimbursements        5.03%     5.22%     5.01%     5.21%

Portfolio turnover                      15.16%    17.08%    40.22%    27.77%




                                                                   November 23,
                                                                   1988 (a) to
                                        Years ended September 30,  September 30,
                                        1992      1991      1990      1989
Net Asset Value
  Beginning of year                    $10.47    $ 9.92    $10.25    $10.00

Income from investment operations
  Net investment income                   .60       .62       .63       .53
  Net gain (loss) on securities
    (both realized and unrealized)        .43       .55      (.24       .25

    Total from investment operations     1.03      1.17       .39       .78

Less Distributions
  Dividend from net investment income    (.60)     (.62)     (.63)     (.53)
  Distributions from capital gains         -         -         -         -
  Distributions from paid-in capital       -         -       (.09)       -
       Total Distributions               (.60)     (.62)     (.72)     (.53)

End of year                            $10.90    $10.47     $9.92    $10.25

Total Return                            10.16%    12.11%     3.87%     8.15%

Ratios/Supplemental Data
  Net assets, end of year (in 000's)   $39,291   $25,688   $14,792   $6,619

Ratio of expenses to average net assets
  Before expense reimbursements           .95%     1.01%     1.64%  2.22%(b)(c)
  After expense reimbursements            .95%      .91%      .83%   .54%(b)(c)

Ratio of net investment income to average net assets
  Before expense reimbursements          5.67%     5.95%     5.35%  4.72%(b)(c)
  After expense reimbursements           5.67%     6.05%     6.16%  6.40%(b)(c)

Portfolio turnover                      18.44%     7.28%    46.57%   21.91%


(A) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian arrangement were .95% in 1996 and 1995. Prior to 1995, such reductions were reflected in the expense ratios.
(a) Effective date of the Fund's initial registration under the Securities Act of 1933 as amended.
(b)   Annualized.
(c) Excludes taxes and tax reimbursements of 1.15% of average net assets on an annualized basis.




             First Hawaii Intermediate Municipal Fund
                       FINANCIAL HIGHLIGHTS

The financial highlights and ratios for the period presented have been selected from the Fund's financial statements, which have been examined by Tait, Weller & Baker, independent certified public accountants, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders for the year ended September 30, 1996. Such Financial statement and report are incorporated by reference in this Prospectus.



                                                       Period
                                                    July 5, 1994*
                                                         to
                         Years ended September 30,   September 30,
                                     1996     1995     1994

Net asset value
  Beginning of year                  $5.14    $4.99    $5.00

Income from investment operations
  Net investment income                .22      .23      .05
    Net gain (loss) on securities     (.02)     .15     (.01)
       (unrealized)

  Total from investment operations     .20      .38      .04


Less distributions
 Dividends from net investment income (.22)    (.23)    (.05)

        End of period                $5.12    $5.14    $4.99

Total return                          3.95%    7.86%     .72%

Ratios/Supplemental Data
  Net assets, end of year           $6,624    $4,760   $2,447
        (in 000's)

    Ratio of expenses to average net assets
      Before expense reimbursements   1.50%    1.90%    4.98%(a)
      After expense reimbursements     .84%(b)  .66%(b)    0%(a)

    Ratio of net investment income to average net assets
      Before expense reimbursements   3.66%    3.39%     .12%(a)
      After expense reimbursements    4.32%    4.63%    4.60%(a)

Portfolio turnover                   17.76%   10.04%       0%

*Commencement of operations

(a) Annualized.
(b) Ratios of expenses to average net assets after the reduction of custodian fees under a custodian arrangement were .75% and .64% for 1996 and 1995 respectively. Prior to 1995, such reductions were reflected in the expense ratios.


                          PERFORMANCE

    From time to time each Fund may advertise its total return and yield. The "total return" of a Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods or for the life of a Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and a deduction of all nonrecurring charges deducted at the end of each period. Aggregate total return may also be presented for various periods; such return represents the cumulative change in value of an investment in each Fund for the specific period (reflecting changes in Fund share prices and assuming reinvestment of dividends and distributions). Total return may be quoted with or without giving effect to any voluntary expense limitations in effect for each Fund during the relevant period. The "yield" of each Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement (using the average number of shares entitled to receive dividends) by the maximum offering price per share on the last day of the period. The calculation includes among expenses of a Fund, for the purpose of determining net investment income, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. Further information about the performance of a Fund is contained in each Fund's annual report to shareholders, which may be obtained without charge.

                        PROSPECTUS SUMMARY

Offering Price, Charge
and Minimum Purchase     The minimum initial investment is $1,000
                         with a $100 minimum for subsequent
                         investments; less in certain circumstances.
                         Shares are sold at net asset value.  See
                         "PURCHASING SHARES OF THE FUNDS."


Investment Objective
and Policies             Each Fund seeks to provide a high level of
                         current income exempt from federal and
                         Hawaii state income taxes, consistent with preservation of capital. There is no assurance that this objective will be achieved. Each Fund will invest primarily in a varied portfolio of investment grade
                         Hawaii municipal securities.  The
                         Intermediate Fund will attempt to achieve its objective by investing primarily in a varied portfolio of investment grade obligations with an average portfolio maturity of more than three years but not more than ten years. Each Fund will primarily invest in municipal securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities, certain interstate agencies and certain territories of the United States. Municipal securities include municipal bonds, as well as shorter term municipal notes, municipal leases, zero coupon bonds, pre-refunded bonds, and tax exempt commercial paper. Individual bonds could range in maturity from three months to forty years. The net asset value per share may increase or decrease depending on changes in interest rates and other factors affecting the municipal credit markets. Each Fund will not invest more than 10% in lower rated municipal securities. See "INVESTMENT OBJECTIVES AND
                         POLICIES."

Risks and                Subject to certain limitations, each Fund may
Investment Practices     lend its portfolio securities, and enter into
                         when-issued or delayed delivery transactions.
                         These investments entail certain risks. Tax-exempt securities may be adversely affected by local political and economic conditions and developments within the State which adversely affect issuers of such tax-exempt securities.
                         Adverse conditions in the State of Hawaii's significant industries could have a correspondingly adverse effect on specific issuers within the State or on anticipated revenue of the State. In the event of the bankruptcy of a borrower of Fund portfolio securities, the Fund could experience delays in recovering either the securities loaned or its cash. To the extent that the value of the securities loaned has increased or the value of the collateral held by a Fund has decreased, the Fund could experience a loss. When the time comes to receive and pay for a when-issued security, the security may have a value greater or less than a Fund's fixed payment obligation. See "MUNICIPAL SECURITIES" and
                         "INVESTMENT PRACTICES."

Investment Manager       First Pacific Management Corporation is
                         each Fund's Investment Manager.  The
                         Investment Manager was organized in 1988.
                         The annual management fee for each Fund is .50% of average daily net assets. The
                         Manager also provides each Fund with
                         certain shareholder services for an annual fee of .10% of average daily net assets.


Distributions from       Distributions from net investment income
the Fund                 are declared daily and paid monthly.
                         Capital gains, if any, are distributed
                         annually.  See "DISTRIBUTIONS FROM THE
                         FUNDS."

Redemption               Shares may be redeemed at net asset value next
                         determined. Each Fund may require involuntary redemption of shares if the value of an account is less than $500. See "REDEMPTION OF SHARES."

Distribution Plan        Each Fund and its shareholders have adopted
                         a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 which provides that the Fund may spend up to .25% of its average daily net assets in connection with the Fund's activities as a distributor of its shares. See "THE
                         DISTRIBUTION PLAN."

Transfer Agent           First Pacific Recordkeeping, Inc.  See
                         "SHAREHOLDER SERVICES AND REPORTS."


            The above is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.


                INVESTMENT OBJECTIVES AND POLICIES

    Each Fund's investment objective is to provide a high level of current income exempt from federal and Hawaii state income taxes, consistent with preservation of capital. There can be no assurance that a Fund will achieve its investment objective, which may be changed only with shareholder approval. The Intermediate Fund invests primarily in a portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. Generally speaking, intermediate bonds have less market fluctuation than long term bonds. However, intermediate bonds may have lower yields due to their shorter maturity. There is, of course, no assurance that the Fund's objective will be achieved.

    Each Fund will generally invest its assets in a varied portfolio of investment grade municipal securities which are general obligation and revenue bonds and notes issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities, certain interstate agencies and certain territories of the United States, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is exempt from federal and Hawaii state income taxes. In normal circumstances up to 100%, but not less than 80%, of a Fund's net assets will be invested in the foregoing types of municipal securities. The foregoing is a fundamental policy and cannot be changed without shareholder approval. Each Fund may invest up to 10% of its assets in bonds rated BB or Ba grade municipal securities. The lowest quality municipals in which each Fund will invest are those rated BB by S&P, Ba by Moody's or which are unrated, but judged by the Investment Manager to be of equivalent quality. (See "MUNICIPAL SECURITIES-Investment Grade Municipal Securities and Lower Grade Municipal Securities" below.)

    When the Investment Manager determines during periods of adverse market conditions including when Hawaiian tax exempt securities are unavailable, each Fund may invest up to 20% of the value of its net assets for temporary defensive purposes in money market instruments the interest of which may be subject to federal, state or local income tax.

                       MUNICIPAL SECURITIES
General
    Municipal securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from the regular Federal income tax.
    The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are usually payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue bonds, the credit quality of which is normally directly related to the credit standing of the industrial user involved.
    There are, in addition, a variety of hybrid and special types of municipal securities, including variable rate securities, municipal notes and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuations in values of the instruments. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Some municipal securities may not be backed by the faith, credit and taxing power of the issuer. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. Pre-refunded bonds are municipal bonds for which the issuer has previously provided money and/or securities to pay the principal, any premium and interest on the bonds to their maturity date or to a specific call date. A more detailed description of the types of municipal securities in which each Fund may invest is included in the Statement of Additional Information.
    From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on income derived from municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected. The Tax Reform Act of 1986 also limits the types and amounts of securities eligible to pay tax exempt interest, which may restrict the range of tax exempt securities available for investment by the Fund.

Investment Grade Municipal Securities

    Each Fund will invest its assets primarily (up to 100% but not less than 90%), in securities which, at the time of purchase, are either rated within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa) or Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB); or if unrated, are judged by the Investment Manager to be of comparable quality to such rated securities. Bonds which are rated Baa or BBB are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Although each Fund will invest primarily in investment grade municipal securities, from time to time each Fund may also invest in medium grade municipal securities and in lower grade municipal securities. The Investment Manager attributes to medium and lower quality obligations the same general characteristics as do rating services such as Standard & Poor's and Moody's.

Lower Grade Municipal Securities
    Municipal securities which are in lower grade categories generally offer a higher current yield than is offered by municipal securities which are in the higher grade categories, but they also generally involve greater price volatility and greater credit and market risk. Lower grade municipal securities, including BB and Ba, are generally regarded as having predominantly speculative capacity to pay interest and repay principal in accordance with their terms. A more detailed description of the risks of investing in such municipal securities is set forth in the Statement of Additional Information.

Certain Considerations Regarding Hawaii Securities
    The ability of each Fund to meet its objective is affected by the ability of municipal issuers to meet their payment obligations. There are additional risks associated with an investment which invests primarily in issues of one state. Since each Fund invests primarily in obligations of issuers located in Hawaii, the marketability, and market value of these obligations may be affected by certain Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations, and vote initiatives.

    The Hawaiian economy is concentrated in tourism, agriculture, construction and military operations. Tourism is Hawaii's largest economic sector. 1996 marked the stabilization of the Hawaii visitor industry following the 1991-1993 slump. With visitor arrivals on a record-setting pace, statewide occupancies reaching pre-slump levels and average daily room rates continuing to make up for ground lost during the slump, the Hawaii tourism industry appears well on the way to recovery. Agriculture, dominated by the Hawaiian pineapple and sugar trade, has faced increased foreign competition. Agricultural production has become somewhat more diversified and includes cattle, poultry, vegetables, coffee, flowers and other nursery products.

    Governmental activities, including activities usually administered on a municipal or county level such as public education, are the responsibility of the state. This concentration aggravates an otherwise high level of state debt obligations. The state General Fund has operated either within planned deficits or with ending fund balances since December 1962. Revenue is derived primarily from general excise taxes and individual and corporate income tax.
    Hawaii's county governments may issue government obligation bonds. The counties have preferred to finance capital investment with cash of federal grants. As a result, relatively minimal amounts are charged to the county general obligation debt limit, which restricts local government indebtedness to not more than 15% of net assessed value of real property. In Hawaii, no city or other governmental units may issue bonds.

                       INVESTMENT PRACTICES

"When Issued" and "Delayed Delivery" Transactions
    Each Fund may purchase and sell municipal securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of and makes payment for such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade municipal portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

Other Practices

    The Bond Fund may invest in municipal bonds with a maturity range as long as 40 years. The Bond Fund will seek to invest in municipal bonds of such maturities that, in the judgment of the Fund and the Investment Manager, will provide a high level of current income consistent with liquidity requirements and market conditions.

    Each Fund may borrow amounts up to 5% of its net assets (including reverse repurchase agreements) in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its net assets to secure such borrowing.

    It is possible that a Fund will invest more than 25% of its assets in a particular segment (bonds financing similar projects such as utilities, hospitals or housing finance agencies) of the municipal bond market. Developments affecting a particular segment could have a significant effect on a Fund's performance. (An investment of more than 25% of assets in a particular segment of the municipal bond market differs from an investment (i.e., concentration) of more than 25% of assets in a single industry.) In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk with respect to the bonds in such segment. Such changes could include, but are not limited to, proposed or suggested legislation involving the financing of projects within such segments, declining markets or needs for such projects and shortages or price increases of materials needed for such projects. Each Fund may be subject to greater risk as compared to a fund that does not follow this practice.

    Each Fund intends to invest its assets in a varied portfolio in order to reduce the impact on the Fund of any loss on a particular portfolio security. However, in order to attain economies of scale at relatively low asset size. Each Fund may invest more than 5% of its assets in at least five issuers and may invest as much as 50% of its assets in as few as two issuers. With respect to the remaining 50% of its assets, it may invest no more than 5% in the securities of one issuer. Thus, each Fund's investments may be diversified among fewer issuers than if it were a diversified fund and, if so, the Fund's net asset value may increase or decrease more rapidly than a diversified fund if these securities change in value.

                  PURCHASING SHARES OF THE FUNDS

    The Funds' shares are continuously offered through First Pacific Securities (the "Distributor"), 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822. The Distributor is a wholly owned subsidiary of the Fund's Investment Manager.

    The minimum initial investment to open an account is $1,000, and the minimum subsequent investment is $100. Shares in each Fund may be purchased from the Distributor or from members of the National Association of Securities Dealers who have sales agreements with the Distributor. Direct purchase orders may be made by submitting a check or wiring funds and in the case of a new account, a completed application to the Fund's transfer agent, First Pacific Recordkeeping, Inc. ("Transfer Agent") at the following address: First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii, 96822. For subsequent investments, the stub from the bottom of the shareholder confirmation should be sent along with the check.

    All orders for the purchase of shares are subject to acceptance or rejection by the Corporation or by the Distributor. Direct purchase orders received by the Transfer Agent by 4:00 p.m., New York City time, are confirmed at that day's public offering price. Direct purchase orders received by the Transfer Agent after 4:00 p.m. are confirmed at the public offering price next determined on the following business day. Should an order to purchase shares be canceled because an investor's check does not clear, the investor will be responsible for any resulting losses or fees incurred in that transaction.

    Shares of the Funds may be purchased by customers of brokers-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Fund shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees, which would not be imposed if shares of the Portfolio were purchased directly from the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund's Distributor.


    Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before 4:00 pm EST, and transmit it to the Fund's Transfer Agent prior to 5:00 pm EST to receive that day's share price. Proper payment for the order must be received by the Transfer Agent no later than the time when the Fund is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

    The issuance of shares is recorded on the books of each Fund in full and fractional shares carried to the third decimal place. To avoid additional operating costs, and for investor convenience, share certificates will no longer be issued. Each Fund's shares are offered at the net asset value next computed after the Transfer Agent receives a check and order to purchase from an investor's securities dealer or broker or directly from the investor. There is no sales load imposed on purchases of Fund shares at the time of purchase.
    Investors will be entitled to begin receiving dividends on such shares on the next business day after the Fund receives good funds for such order. It is the responsibility of an investor, or an investor's broker or dealer, to promptly forward payment to the Corporation for shares being purchased.

In-Kind Purchases

    Under certain circumstances, an investor may purchase a Fund's shares by delivering to the Fund securities eligible for the Fund's portfolio. All in-kind purchases are subject to prior approval by the Manager. Prior to sending securities to a Fund with a purchase order, investors must contact the Manager ((808)988-8088) for verbal approval of the in-kind purchase. Acceptance of such securities will be at the discretion of the Manager based on its judgment as to whether, in each case, acceptance of the securities will allow the Fund to acquire the securities at no more than the cost of acquiring them through normal channels. Fund shares purchased in exchange for securities are issued at the net asset value next determined after receipt of securities and the purchase order. Securities accepted for in-kind purchases will be valued in the same manner as portfolio securities, described below under "Net Asset Value," at the value next determined after receipt of the purchase order. Approval by the Manager of in-kind purchases will not delay valuation of the securities accepted for in-kind purchases or fund shares issued in exchange for such securities. The in-kind exchange, for tax purposes, constitutes the sale of one security and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

                   DISTRIBUTIONS FROM THE FUNDS

    Each Fund will declare distributions on a daily basis and will pay such distributions on a monthly basis. Each Fund will also make distributions to investors of its net realized capital gains, if any, annually. The monthly distribution is composed of all or a portion of investment income earned by a Fund, less the Fund's expenses. Capital gains distributions consist of a Fund's realized gain on transactions in securities and in futures and options hedging transactions, net of any realized capital losses, less any carryover capital losses from previous years.
    Each Fund will automatically credit monthly distributions and any annual net long-term capital gain distributions to an investor's account in additional shares of the Fund valued at net asset value, unless an investor elects otherwise to the Fund's transfer agent. This election must be made by writing to the Transfer Agent. If an investor elects to change the method of distribution, such change will be effective only with regard to distributions for which the payment date is seven or more business days after the Transfer Agent has received the request.

                      REDEMPTION OF SHARES
Written Redemption Request
    Investors may redeem shares at any time by mailing a written redemption request in proper form to the Transfer Agent. This request should be sent to First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822. The request should indicate the amount to be redeemed, identify the account number and be signed exactly as the shares are registered. If the amount being redeemed is in excess of $50,000, or if proceeds are to be sent to anyone other than the registered shareholder or address of record, signature(s) must be guaranteed by an acceptable financial institution such as a bank, savings and loan association, trust company credit union, broker, dealer, registered securities association and clearing agency. The Manager may waive this requirement under certain circumstances. Investors will receive the net asset value per share next computed after the Transfer Agent receives the redemption request in proper form.

Telephone Redemptions
    Investors who have previously established the telephone redemption privilege may sell shares by calling the Transfer Agent at (808) 988-8088 before 4:00 p.m. Eastern time to request a redemption. Prior to redeeming shares by telephone the "Redemption Instructions" section of either the Account Application or Expedited Telephone Redemption and Exchange Request Form (the "Authorization") must be completed and on file with the Transfer Agent. The signature(s) on the Authorization must be guaranteed by an acceptable financial institution such as a bank, savings and loan association, trust company, credit union, broker, dealer, registered securities association and clearing agency unless the Authorization is completed at the time an account is originally established. A redemption requested by telephone will be processed at the net asset value next determined after receipt of the request. The proceeds would then be made payable to the registered shareowner(s) and mailed to the address registered on the account or wired to a bank, as requested on the Authorization. Investors cannot redeem shares by telephone if stock certificates are held for those shares. In addition, this service is not available with respect to shares purchased by check until 15 days after purchase.
    By utilizing the telephone redemption service, an investor authorizes the Transfer Agent or its agent to act upon the instructions of any person by telephone to redeem shares for any account for which such service has been authorized to the address of record of such account. Each Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction request by telephone. In addition, investors may be required to provide additional telecopied written instructions of such transaction requests. A Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Transfer Agent does not employ these procedures. Neither the Funds nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine. To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the Corporation's address. Requests to change the bank or account must be signed by each shareholder and each signature must be guaranteed. This service may be amended or terminated at any time by the Transfer Agent or the Fund.

General
    Whether shares are redeemed by a Fund or sold through a securities dealer, a check for the proceeds (net of any required tax withholding) ordinarily will be mailed to investors or their dealer as the case may be within five business days after a redemption request or repurchase order and stock certificates (if any) are received in proper form as set forth above. Wire transfers from a Fund of redemption proceeds, in the manner described above, ordinarily will be transmitted to the investor within two business days. If any shares are redeemed or repurchased shortly after purchase, the Funds will not mail the proceeds until checks received for the purchase of shares have cleared, which may take 10 days or more. The proceeds, of course, may be more or less than the cost of the shares.
    The right of redemption by a Fund may be suspended or the date of payment postponed for more than seven days during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), when an emergency exists as defined by rules and regulations of the Securities and Exchange Commission, or during any period when the Securities and Exchange Commission has by order permitted such suspension or postponement.
    Each Fund reserves the right to redeem an investor's account where the account is worth less than $500. Each Fund will advise the shareholder of such intention in writing at least sixty (60) days prior to effecting such redemption, during which time the shareholder may purchase additional shares in an amount necessary to bring the account back to $500. The Funds will not redeem an investor's account which is worth less than $500 solely on account of a market decline.

                         NET ASSET VALUE

    The net asset value per share for each Fund is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of shares outstanding. The net asset value is computed once daily as of 4:00 p.m. Eastern time, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in a Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. Each Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable.
    Fixed income securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Directors of the Fund. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost when it is determined by First Pacific's Board of Directors that amortized cost is the fair value of such securities. Other assets are valued at fair value as determined in good faith by the Directors.

                            TAX STATUS
Federal Taxes
    Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In each year a Fund so qualifies and distributes to its shareholders substantially all of its net investment income and net capital gains, if any, in the manner required by the Code, it will not be required to pay federal income taxes, except to the extent that its taxable income is not distributed.
    If, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's total assets consists of obligations exempt from federal income tax ("tax-exempt obligations"), the Fund will be qualified to pay exempt interest dividends to its shareholders to the extent of its tax-exempt interest income (less expenses applicable thereto). Exempt interest dividends may be treated by shareholders as interest excludable from their gross income for federal income tax purposes, but may be taxable distributions for state and local tax purposes. Exempt interest dividends are included, however, in determining what portion, if any, of a person's social security benefits will be includable in gross income subject to federal income tax. Interest with respect to indebtedness incurred or continued by a shareholder to purchase or carry shares of a Fund is not deductible to the extent of the exempt interest dividends received from a Fund.
    Distributions of a Fund's taxable income and net short-term capital gains, if any, are taxable to shareholders at ordinary income rates. Distributions of a Fund's net long-term capital gains ("capital gains dividends"), if any, are taxable to shareholders at the rates applicable to long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Each Fund will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year. Interest on certain "private activity" obligations issued after August 7, 1986 will give rise to an item of tax preference which may cause a shareholder to be subject to (or result in an increased liability under) the alternative minimum tax. Distributions from the Funds will not be eligible for the 70% dividends received deduction for corporations because none of the Funds' net income will arise from dividends on common or preferred stock.
    Redemption or resale of shares of the Funds will be a taxable transaction for federal income tax purposes, and shareholders will recognize gain or loss in an amount equal to the difference between their basis in their shares of the Fund and the amount received. Assuming that such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will generally be long-term if such shareholders have held their shares for more than one year. Any loss on shares held for six months or less will be disallowed to the extent of any exempt interest dividends received with respect to such shares. If such loss is not entirely disallowed, it will be treated as a long-term capital loss to the extent of any capital gains dividends received (or deemed to have been received) with respect to such shares.
    Distributions of a Fund's taxable income and net capital gains, if any, will be taxable as described above, whether received in shares of the Fund or in cash. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each such share equal to the value thereof on the reinvestment date.
    In order to avoid a 4% excise tax on "spillover dividends," each Fund will be required to distribute by December 31 of each year at least 98% of its net investment income for such year and at least 98% of its capital gain net income (computed on the basis of the one-year period ending on October 31 of such year), plus any required distribution amounts that were not distributed in previous tax years. Dividends that are declared by a Fund in December of any year and that are actually paid before the following February to shareholders of record on a specified date in December will be treated for tax purposes as having been distributed to, and received by, shareholders in December.
    Each Fund is required, in certain circumstances, to withhold 31% of taxable dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) or who are otherwise subject to backup withholding. In addition, each Fund is required, in certain circumstances, to withhold up to 30% of dividends paid to nonresident aliens.

Hawaii Tax Status
    Shareholders of each Fund who are subject to Hawaii income taxes will not be subject to Hawaii income taxes on the Fund's dividends to the extent that such dividends qualify as either (1) exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code of 1986, which are derived from interest on tax-exempt obligations of the State of Hawaii or any of its political subdivisions or on obligations of the possessions or territories of the United States (such as Puerto Rico, Virgin Islands or Guam) that are exempt from federal income tax or (2) dividends derived from interest or dividends on obligations of the United States and its possessions or on obligations or securities of any authority, commission or instrumentality of the United States included in federal adjusted gross income but exempt from state income taxes under the laws of the United States. To the extent that a Fund's distributions are attributable to sources not described in the preceding sentences, such as long or short term capital gains, such distributions will not be exempt from Hawaii income tax.
    Interest on Hawaiian Obligations, tax-exempt obligations of states other than Hawaii and their political subdivisions, and obligations of the United States or its possessions is not exempt from the Hawaii Franchise Tax. This tax applies to banks, building and loan associations, industrial loan companies, financial corporations, and small business investment companies.
    Persons or entities who are not Hawaii residents should not be subject to Hawaii income taxation on dividends and distributions made by the Fund but may be subject to other state and local taxes.
    Each Fund will notify its shareholders within 45 days after the close of the year as to the interest derived from Hawaii obligations and exempt from Hawaii income tax.
    The tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the federal, state, local, foreign and other tax consequences to them of any investment in the Funds, including the effects of any changes, including proposed changes, in the tax laws.

                      OFFICERS AND DIRECTORS

    The officers of the Fund manage its day-to-day operations. The Fund's manager and its officers are subject to the supervision and control of the Board of Directors under the laws of Maryland. A list of the directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the "Statement of Additional Information."

                      INVESTMENT MANAGER

    First Pacific Management Corporation (the "Manager"), 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822, was founded in 1988, organized the Fund in 1988, and acts as its manager. The Manager manages the investment of the assets of each Fund, provides the Fund with investment research and administers the Fund's daily business affairs. The Manager engages in a continuous review and analysis of state and local economic conditions and trends and governmental activities related to the issuance of state and local debt obligations. The Manager provides portfolio research and services. The Manager is responsible for evaluating the portfolio and overseeing its performance. First Pacific Management Corporation provides or pays the cost of certain management, supervisory and administrative services required in the normal operation of the Corporation. This includes investment management and supervision; remuneration of directors, officers and other personnel; rent; and such other items that arise in daily corporate administration. Daily corporate administration includes the coordination and monitoring of any third parties furnishing services to each Fund, providing the necessary office space, equipment and personnel for such Fund business and assisting in the maintenance of the Fund's federal registration statement and other documents required to comply with federal and state law. Not considered normal operating expenses, and therefore payable by each Fund, are organizational expenses, custodian fees, shareholder services and transfer agency fees, taxes, interest, governmental charges and fees, including registration of the Fund and its shares with the Securities and Exchange Commission and the Securities Departments of the various States, brokerage costs, dues, and all extraordinary costs and expenses including but not limited to legal and accounting fees incurred in anticipation of or arising out of litigation or administrative proceedings to which the Fund, its directors or officers may be subject or a party thereto. As compensation for the services provided by First Pacific Management Corporation, each Fund pays the Manager a fee at the annual rate of .50 of one percent (.50%) of its average daily net assets.

    The Manager may voluntarily reimburse expenses such that it will waive a portion of its fees or reimburse a Fund for its other expenses to the extent required to meet any applicable state expense limitation or to maintain a certain voluntary maximum annual expense ratio for the Fund. Any such expense limitation would reduce the Fund's expenses and increase its yield.

    Certain officers and directors of the Fund are also officers or directors, or both, of First Pacific Management Corporation. Terrence K.H. Lee, President of the Fund and the Manager, owns 68% of the stock of the Manager. The stock of the Manager owned by Mr. Lee and by other stockholders who are not controlling persons is subject to certain agreements providing for rights of first refusal as to such stock.

    Louis F. D'Avanzo is primarily responsible for the day to day management of the Funds. Mr. D'Avanzo has been portfolio manager of the First Hawaii Municipal Bond Fund since August of 1991. Mr. D'Avanzo has been portfolio manager of the First Hawaii Intermediate Municipal Fund since its inception in July of 1994. Mr. D'Avanzo has been employed with First Pacific Management Corporation since July of 1989.

    Since 1995, a moderately expanding economy, modest demands for debt and the expectations of consistent price and unit labor costs have contributed to stable long term interest rates. Given these conditions and expectations, the primary investment strategy of the Bond Fund's investment manager was to purchase high quality twenty year Hawaii municipal bonds. The stability of interest rates, coupled with the strategy of purchasing high quality municipal bonds was the primary factor producing the past year's performance results.

Management Agreement
    Subject to the authority of the Board of Directors of the Corporation, the Manager and the Corporation's officers will supervise and implement each Fund's investment activities. The Manager implements the investment program of the Funds and the composition of its portfolio on a day-to-day basis.

    The current Management Agreement between the Bond Fund and First Pacific Management Corporation was approved on May 14, 1991 and the Management Agreement between the Intermediate Fund and the Manager was approved on July 7, 1994. Each Agreement continues in effect for an initial two-year period and thereafter for successive annual periods, so long as such continuance is specifically approved at least annually by the Board of Directors of the Corporation or by a vote of the majority of the outstanding voting securities of the Fund, and, provided also that such continuance is approved by a vote of the majority of the directors who are not parties to the Agreements or interested persons of any such party at a meeting held in person and called specifically for the purpose of evaluating and voting on such approval. The Agreement provides that either party may terminate by giving the other not more than sixty days nor less than thirty days written notice. The Agreement will terminate automatically if assigned by either party.


                            CUSTODIAN

    Union Bank of California, N.A. of San Francisco, California is the custodian of the assets of each Fund.

                      THE DISTRIBUTION PLAN

    Each Fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which provides that the Fund may spend up to .25% per year of its average daily net assets in connection with the Fund's activities as a distributor of its shares. The Board of Directors determined that each Distribution Plan is in the best interests of the shareholders. Pursuant to the Distribution Plan, each Fund has entered into a Distribution Agreement with First Pacific Securities (the "Distributor"), to serve as the distributor of each Fund's shares. Under the Distribution Plan, each Fund will pay the Distributor for expenditures which are primarily intended to result in the sale of the respective Fund's shares such as advertising, marketing and distributing the Fund's shares and servicing Fund investors, including payments for reimbursement of and/or compensation to brokers and dealers.
    During the initial term of the Distribution Agreement the amounts payable to the Distributor under the Distribution Plan may not fully reimburse the Distributor for its actual distribution related expenses. The Distributor expects to recover such excess amounts through its normal fees under the Distribution Plan in later years. The Funds are not legally obligated to repay such excess amounts or any interest thereon, or to continue the Distribution Plan for such purpose. Distribution Plan payments are subject to limits under the rules of the National Association of Securities Dealers. The Fund understands that the staff of the Securities and Exchange Commission is continuing its consideration of payments under Rule 12b-1.
    Each Plan provides that the Distributor must submit quarterly reports to the Board of Directors of the Corporation setting forth all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Directors.
    Each Distribution Plan provides that it will continue in full force and effect if ratified at the first meeting of Fund shareholders, and thereafter from year to year so long as such continuance is specifically approved by a vote of the Directors, and also by a vote of the disinterested Directors, cast in person at a meeting called for the purposes of voting on the Distribution Plan. The Distribution Plan for Bond fund was approved by the Fund's shareholders and the Distribution Plan for Intermediate Fund will be submitted to the Fund's initial shareholder(s) for approval. The Distribution Plans may not be amended to increase materially the amount to be spent for the services described therein without approval by a vote of a majority of the outstanding voting shares of the respective Fund, and all material amendments of a Distribution Plan must be approved by the Directors and also by the disinterested Directors. Each Distribution Plan may be terminated at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of the respective Fund. While a Distribution Plan is in effect, selection of the nominees for disinterested directors is committed to the discretion of the disinterested directors.

              ALLOCATION OF BROKERAGE TRANSACTIONS

    In effecting purchases and sales of each Fund's portfolio securities, the Manager and the Fund may place orders with and pay brokerage commissions to brokers, including brokers which may be affiliated with the Fund, the Manager, the Distributor or dealers participating in the offering of the Fund's shares. In addition, in selecting among firms to handle a particular transaction, subject to best price and execution, the Manager and the Funds may take into account whether the firm has sold or is selling shares of the Funds.

                 SHAREHOLDER SERVICES AND REPORTS

    First Pacific Recordkeeping, Inc., transfer agent for the Fund, performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. The Transfer Agent also provides personal services to shareholders of each Fund pursuant to the Shareholder Services Agreement. Services provided pursuant to this Agreement include telephone and written communications with shareholders pertaining to changing dividend payment options, account designations and addresses, transfers, purchase and redemption transactions and general maintenance of shareholder relations. The Shareholder Service Agreement does not duplicate services provided under the Transfer Agent Agreement, such as maintenance of shareholder accounts and records, or effectuating redemptions, transfers or opening shareholder accounts. Clerical services provided by the Transfer Agent on behalf of the Funds under the Shareholder Services Agreement include personnel as needed, equipment and supplies, to respond to and process the shareholder inquiries. Bookkeeping services provided by the Transfer Agent on behalf of the funds pursuant to this Agreement, are generally limited to records of transactions and expenditures originating with the Transfer Agent in connection with providing supplemental shareholder services and maintaining shareholder relations and communications. As compensation for its clerical, bookkeeping and shareholder services, the Transfer Agent receives a fee, computed daily and payable monthly, at an annualized rate of .10% of the Fund's average daily net assets.
    When an initial investment is made in the Fund, an account will be opened for each investor on the Fund's books and investors will receive a confirmation of the opening of the account. Investors will receive monthly statements giving details of all activity in their account during the month and will also receive a statement whenever an investment or withdrawal is made in or from their account. Information for federal income tax purposes will be provided at the end of the year.
    First Pacific Recordkeeping, Inc. also provides fund accounting services for the Intermediate Fund pursuant to a Fund Accounting Agreement.

                 GENERAL INFORMATION AND HISTORY

    First Pacific Mutual Fund, Inc. was incorporated in Maryland on
July 8, 1988 and has a present authorized capitalization of 100,000,000 shares of $.01 par value common stock, of which, 20,000,000 shares have been allocated to each Fund. All shares have like rights and privileges. Each full and fractional share, when issued and outstanding, has (1) equal voting rights with respect to matters which affect the respective Fund, and (2) equal dividend, distribution and redemption rights to assets of the respective Fund. Shares when issued are fully paid and nonassessable. The Corporation may create other series of stock but will not issue any senior securities. Shareholders do not have pre-emptive or conversion rights. These shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Directors. The Corporation is not required to hold a meeting of shareholders each year. The Fund intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the Investment Company Act of 1940. Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in Shareholder communication in such matter.
    The Fund may use "First Pacific" in its name so long as First
Pacific Management Corporation or an affiliate thereof, acts as its investment manager.
    This prospectus omits certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. These items may be inspected at the offices of the Commission or obtained from the Commission upon payment of the fee prescribed.
    Shareholder inquiries should be directed to: First Pacific Securities, 2756 Woodlawn Drive #6-201, Honolulu, Hawaii 96822.


INVESTMENT MANAGER
First Pacific Management Corporation
2756 Woodlawn Drive, #6-201
Honolulu, Hawaii  96822

DISTRIBUTOR
First Pacific Securities, Inc.
2756 Woodlawn Drive, #6-201
Honolulu, Hawaii  96822

CUSTODIAN
Union Bank of California, N.A.
475 Sonsome Street, 15th Floor
San Francisco, California 94111

LEGAL COUNSEL TO FUND
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, Pennsylvania  19103-7098

INDEPENDENT AUDITORS
Tait, Weller & Baker
Two Penn Center Plaza, Suite 700
Philadelphia, Pennsylvania  19102

TRANSFER AGENT
First Pacific Recordkeeping, Inc.
2756 Woodlawn Drive, #6-201
Honolulu, HI  96822

LEGAL COUNSEL TO INVESTMENT MANAGER
Goodsill Anderson Quinn & Stifel
1099 Alakea Street, Suite 1800
Alii Place
Honolulu, Hawaii  96813




FIRST PACIFIC MUTUAL FUND, INC.                            Prospectus dated
2756 Woodlawn Drive, #6-201                                February 1, 1997
Honolulu, Hawaii  96822



                 FIRST PACIFIC MUTUAL FUND, INC.

    First Pacific Mutual Fund, Inc. (the "Corporation") is a mutual fund, organized as a non-diversified open-end management investment company. In this Prospectus all references to any series of the Corporation will be called the "Fund" unless expressly noted otherwise. The Corporation offers three series of shares each of which has different investment objectives and investment policies. Each Fund's net asset value will fluctuate.

    First Idaho Tax-Free Fund (the "Fund").   The objective of this
Fund is to provide a high level of current income exempt from federal and Idaho state income taxes, consistent with preservation of capital. The Fund attempts to achieve its objective by investing primarily in a varied portfolio of investment grade municipal securities which pay interest exempt from federal and Idaho income taxes. There can be no assurance that the Fund will meet its stated objective.

    First Pacific Management Corporation (the "Manager") manages the Fund's portfolio of investments.

    A maximum sales charge of 2.75% of the purchase price, with reduced sales charges beginning at $50,000, is imposed at the time of purchase of the Fund's shares (See "PURCHASING SHARES OF THE FUND".) The Fund has adopted a distribution plan which provides that the Fund may spend up to
 .50% of its average daily net assets in connection with the distribution of Fund shares.

    This Prospectus sets forth the information about the Fund that a prospective investor should know before investing in the Fund. Please read and retain this Prospectus for future reference.

                      _____________________



    A Statement of Additional Information, dated February 1, 1997, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (808) 988-8088.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                       TABLE OF CONTENTS




                                                                    PAGE

FUND EXPENSE TABLE..................................................   3

COMPARATIVE PERFORMANCE..............................................  4

FINANCIAL HIGHLIGHTS.................................................  5

PROSPECTUS SUMMARY...................................................  6

INVESTMENT OBJECTIVE AND POLICIES....................................  7

MUNICIPAL SECURITIES.................................................  8

INVESTMENT PRACTICES.................................................  9

PURCHASING SHARES OF THE FUND........................................ 10

DISTRIBUTIONS FROM THE FUND.......................................... 13

REDEMPTION OF SHARES................................................  13

NET ASSET ..VALUE...................................................  15

TAX STATUS..........................................................  15

OFFICERS AND DIRECTORS..............................................  17

INVESTMENT MANAGER..................................................  17

CUSTODIAN...........................................................  18

THE DISTRIBUTION PLAN...............................................  18

ALLOCATION OF BROKERAGE TRANSACTIONS................................  19

SHAREHOLDER SERVICES AND REPORTS....................................  19

GENERAL INFORMATION AND HISTORY...................................... 19




                  FIRST IDAHO TAX-FREE FUND EXPENSES

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. Additional transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf.

Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases............................ 2.75%
Sales Charge Imposed on Reinvested Dividends......................... None
Contingent Deferred Sales Charge..................................... None
Redemption Fees.......................................................None

Annual Operating Expenses
 (as a percentage of average net assets)
Management Expenses.................................................  .50%
12b-1 Fees..........................................................  .50 <F1>
Other Expenses (Estimated)...  .....................................  .15
Total Operating Expenses...........................................  1.15%

<F1>
The Manager and the Distributor have waived a portion of the Fund's Management Expenses and 12b-1 fees during the period ending September 30, 1996. Such waivers may cease at any time.



       The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly. Expenses for the fiscal year ending September 30, 1996 after waiver of management and 12b-1 fees were .02% of average net assets. The expenses set forth above are based on actual contractual amount, without any fee waivers, for the most recent fiscal year ending September 30, 1996. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.


    The following example illustrates the expenses that you would pay on $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Fund charges no redemption fees of any kind.

          1 year         3 years
            $39             $63



This example should not be considered a representation of past or future expenses or actual performance. Actual expenses may be greater or less than those shown.






THE FOLLOWING TABLE DATED SEPTEMBER 30, 1996, INCLUDING AVERAGE ANNUAL TOTAL RETURN INFORMATION , WAS PRESENTED AS A GRAPH IN THE PROSPECTUS .

_________________________________________________________________________
____

FIRST IDAHO TAX-FREE FUND AS COMPARED TO THE LEHMAN MUNI BOND INDEX (Comparison of Change in Value of $10,000 Investment)

                                      9/1996
                                    --------
First Idaho Tax-Free Fund              9,925

Lehman Muni Bond Index                10,141


AVERAGE ANNUAL TOTAL RETURN

Inception (.75%)








                      First Idaho Tax-Free Fund
                        FINANCIAL HIGHLIGHTS


The financial highlights and ratios for the period presented have been selected from the Fund's financial statements, which have been examined by Tait, Weller & Baker, independent certified public accountants, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders for the year ended September 30, 1996. Such financial statement and report are incorporated by reference in this Prospectus.




                                        Period
                                     July 3, 1996*
                                          to
                                     September 30,
                                         1996

Net Asset Value
   Beginning of period                  $10.00

Income from investment operations
   Net investment income                   .05
   Net unrealized gain on securities       .15
       Total from investment operations    .20

Less distributions
   Dividends from net investment income   (.05)

   End of period                        $10.15

Total return                              2.05%

Ratios/Supplemental Data
   Net assets, end year (000's)        $111

   Ratio of expenses to average net assets .02% (a)

   Ratio of net investment income to average
               net assets                 3.03% (a)

Portfolio turnover                           0%


*Commencement of operations

(a)  Annualized



                           PERFORMANCE

    From time to time, the Fund may advertise its total return, yield and tax equivalent yield. The "total return" of the Fund refers to the average annual compounded rate of return over 1, 5 and 10 year periods or for the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and a deduction of all nonrecurring charges deducted at the end of each period. Aggregate total return may also be presented for various periods; such return represents the cumulative change in value of an investment in the Fund for the specific period (reflecting changes in Fund share prices and assuming reinvestment of dividends and distributions). Total return may be quoted with or without giving effect to any voluntary expense limitations in effect for the Fund during the relevant period. The "yield" of the Fund is computed by dividing the net investment income per share earned during the period stated in the advertisement (using the average number of shares entitled to receive dividends) by the maximum offering price per share on the last day of the period. The calculation includes among expenses of the Fund, for the purpose of determining net investment income, all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. The "tax equivalent" yield of the Fund is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to the stated current yield calculated as described above. The Fund's Annual Report will contain additional performance information. It will be available following the completion of the Fund's fiscal year, without charge upon request to the Fund by writing to the address or calling the phone number on the cover of this Prospectus.


                       PROSPECTUS SUMMARY

Offering Price, and
Minimum Purchase      The minimum initial investment is $1,000 with a $100
                      minimum for subsequent investments; less in certain circumstances. Shares are sold at net asset value plus any applicable sales charge. See
                      "PURCHASING SHARES OF THE FUND".

Investment            The Fund seeks to provide a high level of current income
Objective             exempt from federal and Idaho state income taxes,
and Policies          consistent with preservation of capital.  There is
                      no assurance that this objective will be achieved.
                      The Fund will invest primarily in a varied portfolio of investment grade Idaho municipal securities. The Fund will primarily invest in municipal securities issued by or on behalf of the State of Idaho and its political subdivisions, agencies and instrumentalities, certain interstate agencies and certain territories of the United States. Municipal securities include municipal bonds, as well as shorter term municipal notes, municipal leases, zero coupon bonds, pre-refunded bonds, and tax exempt commercial paper. Individual bonds could range in maturity from three months to forty years. The net asset value per share may increase or decrease depending on changes in interest rates and other factors affecting the municipal credit markets. The Fund will not invest more than 10% in lower rated municipal securities. See "INVESTMENT OBJECTIVES AND POLICIES".


Risks and             Subject to certain limitations, the Fund
Investment Practices  may lend its portfolio securities, and enter into when-issued or delayed delivery transactions.
                      These investments entail certain risks.
                      Tax-exempt securities may be adversely affected by local political and economic conditions and developments within the State and the United
                      States of America which adversely affect issuers of such tax-exempt securities. Adverse conditions in the State of Idaho's significant industries could have a correspondingly adverse effect on specific issuers within the State or on anticipated revenue of the State. In the event of the bankruptcy of a borrower of Fund portfolio securities, the Fund could experience delays in recovering either the securities loaned or its cash. To the extent that the value of the securities loaned has increased or the value of the collateral held by the Fund has decreased, the Fund could experience a loss. When the time comes to receive and pay for a when-issued security, the security may have a value greater or less than the Fund's fixed payment obligation.
                      See "MUNICIPAL SECURITIES" and "INVESTMENT
                      PRACTICES."

Investment Manager    First Pacific Management Corporation is the
                      Fund's Investment Manager.  The Investment
                      Manager was organized in 1988. The annual management fee is .50% of average daily net assets.

Distributions from    Distributions from net investment income
Fund                  are declared daily and paid monthly.  Capital gains, if
                      any, are distributed annually.  See "DISTRIBUTIONS FROM
                      THE FUND."

Redemption            Shares may be redeemed at the next  determined net
                      asset value. The Fund may require involuntary redemption of shares if the value of an account is less than $500. See "REDEMPTION OF SHARES."

Transfer Agent        First Pacific Recordkeeping, Inc.  See
                      "SHAREHOLDER SERVICES AND REPORTS."

            The above is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus.

               INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to provide a high level of current income exempt from federal and Idaho state income taxes, consistent with preservation of capital. There can be no assurance that the Fund will achieve its investment objective, which may be changed only with shareholder approval.

    The Fund will generally invest its assets in a varied portfolio of investment grade municipal securities which are general obligation and revenue bonds and notes issued by or on behalf of the State of Idaho and its political subdivisions, agencies and instrumentalities, certain interstate agencies and certain territories of the United States, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is exempt from federal and Idaho state income taxes. In normal circumstances up to 100%, but not less than 80%, of the Fund's net assets will be invested in the foregoing types of municipal securities. The foregoing is a fundamental policy and cannot be changed without shareholder approval. In certain instances the interest on municipal securities may be an item of tax preference includable in alternative minimum taxable income depending upon the shareholder's tax status. The Fund may invest up to 20% of its total assets in securities which generate interest which is treated as an item of tax preference and subject to federal and state alternative minimum tax. (See "TAX STATUS".) The Fund may invest up to 10% of its assets in bonds rated BB or Ba grade municipal securities. The lowest quality municipals in which each Fund will invest are those rated BB by S&P, Ba by Moody's or which are unrated, but judged by the Investment Manager to be of equivalent quality. (See "MUNICIPAL SECURITIES-Investment Grade Municipal Securities and Lower Grade Municipal Securities" below.)

    When the Investment Manager determines during periods of adverse market conditions, including when Idaho tax exempt securities are unavailable, the Fund may invest up to 20% of the value of its net assets for temporary defensive purposes in money market instruments the interest on which may be subject to federal, state or local income tax.

                       MUNICIPAL SECURITIES
General
    Municipal securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is generally exempt from the regular Federal income tax.
    The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are usually payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue bonds, the credit quality of which is normally directly related to the credit standing of the industrial user involved.
    There are, in addition, a variety of hybrid and special types of municipal securities, including variable rate securities, municipal notes and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuations in values of the instruments. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. The Fund may invest in municipal leases without limit. Some municipal securities may not be backed by the faith, credit and taxing power of the issuer. Zero coupon bonds are debt obligations which do not require the periodic payment of interest and are issued at a significant discount from face value. Pre-refunded bonds are municipal bonds for which the issuer has previously provided money and/or securities to pay the principal, any premium and interest on the bonds to their maturity date or to a specific call date. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Statement of Additional Information.
    From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on income derived from municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected. The Tax Reform Act of 1986 also limits the types and amounts of securities eligible to pay tax exempt interest, which may restrict the range of tax exempt securities available for investment by the Fund.
    Investors should be aware that the net asset value of the Fund may change as general levels of interest rates fluctuate. When interest rates increase, the value of the Fund's portfolio securities can be expected to decline. Conversely, when interest rates decline, the value of the Fund's portfolio securities can be expected to increase.

Investment Grade Municipal Securities
    The Fund will invest its assets primarily (up to 100% but not less than 90%), in securities which, at the time of purchase, are either rated within the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa) or Standard & Poor's Corporation ("S&P") (AAA, AA, A and BBB); or if unrated, are judged by the Investment Manager to be of comparable quality to such rated securities. Bonds which are rated Baa or BBB are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Although the Fund will invest primarily in investment grade municipal securities, from time to time the Fund may also invest in medium grade municipal securities and in lower grade municipal securities. The Investment Manager attributes to medium and lower quality obligations the same general characteristics as do rating services such as Standard & Poor's and Moody's.

Lower Grade Municipal Securities
    Municipal securities which are in lower grade categories generally offer a higher current yield than is offered by municipal securities which are in the higher grade categories, but they also generally involve greater price volatility and greater credit and market risk. Lower grade municipal securities, including those rated BB and Ba, are generally regarded as having predominantly speculative capacity to pay interest and repay principal in accordance with their terms. A more detailed description of the risks of investing in such municipal securities is set forth in the Statement of Additional Information.

Certain Considerations Regarding Idaho Securities
    The ability of the Fund to meet its objective is affected by the ability of municipal issuers to meet their payment obligations. There are additional risks associated with an investment which invests primarily in issues of one state. Since the Fund invests primarily in obligations of issuers located in Idaho, the marketability and market value of these obligations may be affected by certain Idaho constitutional provisions, legislative measures, executive orders, administrative regulations, and voter initiatives.
    The Idaho economy is concentrated in construction, manufacturing, agriculture, tourism, food products, lumber and mining. Agriculture related business ranks as the state's number one industry with cash receipts of close to $3 billion. Over 18,000 Idahoans are employed in food processing operations and more than 32,000 work on farms and ranches. The service producing sector accounts for nearly eight out of
every ten nonfarm jobs in Idaho.   Tourism is growing rapidly and is
Idaho's third largest industry. Idaho's hi-tech industry has continued to grow at a rapid pace and may become the state's largest employer.

                       INVESTMENT PRACTICES

"When-Issued" and "Delayed Delivery" Transactions
    The Fund may purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of and makes payment for such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or high-grade municipal portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

Other Practices
    The Fund may invest in municipal bonds with a maturity range as long as 40 years. The Fund will seek to invest in municipal bonds of such maturities that, in the judgment of the Fund and the Investment Manager, will provide a high level of current income consistent with liquidity requirements and market conditions.
    The Fund may borrow amounts up to 5% of its net assets (including reverse repurchase agreements) in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its net assets to secure such borrowing.

    It is possible that the Fund will invest more than 25% of its assets in a particular segment (bonds financing similar projects such as utilities or hospitals) of the municipal bond market. Developments affecting a particular segment could have a significant effect on Fund performance. (An investment of more than 25% of assets in a particular segment of the municipal bond market differs from an investment (i.e., concentration) of more than 25% of assets in a single industry.) In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk with respect to the bonds in such segment. Such changes could include, but are not limited to, proposed or suggested legislation involving the financing of projects within such segments, declining markets or needs for such projects and shortages or price increases of materials needed for such projects. The Fund may be subject to greater risk as compared to a fund that does not follow this practice.

    The Fund intends to invest its assets in a varied portfolio in order to reduce the impact on the Fund of any loss on a particular portfolio security. However, in order to attain economies of scale at relatively low asset size, the Fund may invest more than 5% of its assets in at least five issuers and may invest as much as 50% of its assets in as few as two issuers. With respect to the remaining 50% of its assets, it may invest no more than 5% in the securities of one issuer. Thus, the Fund's investments may be diversified among fewer issuers than if it were a diversified fund and, if so, the Fund's net asset value may increase or decrease more rapidly than a diversified fund if these securities change in value.

                  PURCHASING SHARES OF THE FUND

    The Fund's shares are continuously offered through First Pacific Securities (the "Distributor"), 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822. The Distributor is a wholly-owned subsidiary of the Fund's Investment Manager.

    The minimum initial investment to open an account is $1,000, and the minimum subsequent investment is $100. Shares in the Fund may be purchased from the Distributor or from members of the National Association of Securities Dealers who have sales agreements with the Distributor. If an order is placed with a broker-dealer, the broker-dealer is responsible for promptly transmitting the order to the Fund. Direct purchase orders may be made by submitting a check or wiring funds and in the case of a new account, a completed application sent to the Fund's transfer agent, First Pacific Recordkeeping, Inc. ("Transfer Agent") at the following address: First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii, 96822. For subsequent investments, the stub from the bottom of the shareholder confirmation should be sent along with the check.
    All orders for the purchase of shares are subject to acceptance or rejection by the Corporation or by the Distributor. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern Standard Time, are confirmed at that day's net asset value plus any applicable sales charge, which will vary with the amount purchased. Direct purchase orders received by the Transfer Agent after 4:00 p.m. Eastern Standard Time are confirmed at the next determined net asset value plus any applicable sales charge, next determined on the following business day. Should an order to purchase shares be canceled because an investor's check does not clear, the investor will be responsible for any resulting losses or fees incurred in that transaction.

    Shares of the Fund may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents) which have established a shareholder servicing relationship with their customers. Service Agents may impose additional or different conditions on purchases or redemptions of Fund shares and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding additional or different purchase or redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees, which would not be imposed if shares of the Portfolio were purchased directly from the Distributor. Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Fund's Distributor.


    Service Agents may enter confirmed purchase orders on behalf of their customers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before 4:00 pm EST, and transmit it to the Fund's Transfer Agent prior to 5:00 pm EST to receive that day's share price. Proper payment for the order must be received by the Transfer Agent no later than the time when the Fund is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

Shares are offered at net asset value plus any applicable sales charge as follows:

                                                       Concession to
                                     As a % of Net     Dealers as a
Amount of           As a % of        Amount            % of Amount
Investment          Offering Price   Invested          Invested
______________________________________________________________

Less than $50,000       2.75%         2.83%             2.25%

$50,000 but less
than $100,000           2.25%         2.30%             1.75%

$100,000 but less
than $250,000           1.75%         1.78%             1.25%

$250,000 but less
than $500,000           1.25%         1.27%             0.95%

$500,000 but less
than $1,000,000         1.00%         1.01%             0.80%

$1,000,000 and over     0.00%         0.00%             0.25%*

* The Distributor may pay a concession to dealers, out of its own assets, a fee of up to .25% of the offering price of sales of $1,000,000 or more. However, the Distributor reserves the right to recoup any portion of the amount paid to the dealer if the investor redeems some or all of the shares from the Fund within thirteen months of the time of purchase.

    The issuance of shares is recorded on the books of the Fund in full and fractional shares carried to the third decimal place. To avoid additional operating costs, and for investor convenience, share certificates will not be issued. The Fund's shares are offered at the net asset value next computed, plus any applicable sales charge, after the Transfer Agent receives a check and order to purchase from an investor's securities dealer or broker or directly from the investor. There is a sales load of up to 2.75% imposed on purchases of Fund shares at the time of purchase.
    Investors may make systematic investments in fixed amounts automatically on a monthly basis through the Fund's Automatic Investment Plan. Information is available by contacting the Fund or your broker-dealer.
    Fund shares may be purchased at reduced sales charges through a Letter of Intention (LOI). Through an LOI, you may pay a lower sales charge if the dollar amount of shares currently being purchased plus the dollar amount of any purchases you intend to make during the next thirteen months of shares of the Fund equals $50,000 or more. Shares acquired up to 90 days before the LOI is filed will be counted toward completion of the LOI, and will be entitled to a retroactive downward adjustment of the initial sales charge. You or your dealer must inform us each time that a purchase is made under a LOI. Automatic Investment Plans are not allowed for LOI purchases. Your first purchase must be at
least 5% of the LOI amount.   If the transfer agent does not receive a
completed LOI within 20 business days after settlement of the first LOI purchase or if the total purchases indicated on the LOI are not made within the thirteen month period, your account will be charged with the difference between the reduced LOI sales charge and the sales charge applicable to the purchase actually made. Out of your initial purchase, 5% of the dollar amount specified will be held in escrow during the thirteen month period (registered in your name) to assure such necessary payment. If you redeem your account during this period, the applicable Fund will withhold from the escrow amount sufficient shares to pay any unpaid sales charge.

    Fund shares may be purchased at net asst value, without a sales charge, by institutions or other investors who qualify as: officers and directors of the Fund; officers, directors and full time employees of First Pacific Management Corporation, or any of its subsidiaries; selected dealers and brokers and their officers and employees; spouses and children under 21 years of age of any of the foregoing persons; partners and full-time employees of the Funds' counsel; trust companies and bank trust departments for funds held in a fiduciary, agency, advisory, custodial or similar capacity; any state or political subdivision thereof of any instrumentality, department, authority or agency of any state or political subdivision thereof; managed account clients of registered investment advisors; wrap accounts for the benefit of clients of financial planners adhering to certain standards established by First Pacific Management Corporation.


    Shares can also be purchased at net asset value, without a sales charge, if the purchase of such shares is funded by the proceeds from the redemption of shares of any unrelated open-end investment company that charges a front-end sales charge, and in certain circumstances, a contingent deferred sales charge. In order to utilize this privilege, the purchase order must be received by the Fund within 60 days after the redemption of shares of the unrelated investment company.

    Investors will be entitled to begin receiving dividends on such shares on the next business day after the Fund receives good funds for such order. It is the responsibility of an investor, or an investor's broker or dealer, to promptly forward payment to the Corporation for shares being purchased.
    The Distributor from time to time pays certain additional cash incentives of up to $100 and/or non-cash incentives such as vacations or other prizes to broker-dealers and financial institutions in consideration of their sales of Fund shares. In some instances, other incentives may be made available only to selected broker-dealers and financial institutions, based on objective standards developed by the Distributor, to the exclusion of other broker-dealers and financial institutions. The Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Fund.

In-Kind Purchases
    Under certain circumstances, an investor may purchase Fund shares by delivering to the Fund securities eligible for the Fund's portfolio. All in-kind purchases are subject to prior approval by the Manager.
Prior to sending securities to the Fund with a purchase order, investors must contact the Manager at (808) 988-8088 for verbal approval of the in-kind purchase. Acceptance of such securities will be at the discretion of the Manager based on its judgment as to whether, in each case, acceptance of the securities will allow the Fund to acquire the securities at no more than the cost of acquiring them through normal channels. Fund shares purchased in exchange for securities are issued at the next determined net asset value plus any applicable sales charge, after receipt of securities and the purchase order. Securities accepted for in-kind purchases will be valued in the same manner as portfolio securities, described below under "NET ASSET VALUE", at the value next determined after receipt of the purchase order. Approval by the Manager of in-kind purchases will not delay valuation of the securities accepted for in-kind purchases or fund shares issued in exchange for such securities. The in-kind exchange, for tax purposes, constitutes the sale of one security and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

                  DISTRIBUTIONS FROM THE FUND

    The Fund will declare distributions on a daily basis and will pay such distributions on a monthly basis. The Fund will also make distributions to investors of its net realized capital gains, if any, annually. The monthly distribution is composed of all or a portion of investment income earned by the Fund, less the Fund's expenses. Capital gain distributions consist of the Fund's realized gain on transactions in securities and in futures and options hedging transactions, net of any realized capital losses, less any carryover capital losses from previous years.
    The Fund will automatically credit monthly distributions and any annual net long-term capital gain distributions to an investor's account in additional shares of the Fund valued at net asset value, unless an investor elects otherwise to the Fund's transfer agent. This election must be made by writing to the Transfer Agent. If an investor elects to change the method of distribution, such change will be effective only with regard to distributions for which the payment date is seven or more business days after the Transfer Agent has received the request.

                       REDEMPTION OF SHARES

Written Redemption Request
    Investors may redeem shares at any time by mailing a written redemption request in proper form to the Transfer Agent. This request should be sent to First Pacific Recordkeeping, Inc., 2756 Woodlawn Drive, #6-201, Honolulu, HI 96822. The request should indicate the amount to be redeemed, identify the account number and be signed exactly as the shares are registered. If the amount being redeemed is in excess of $50,000, or if proceeds are to be sent to anyone other than the registered shareholder or address of record, signature(s) must be guaranteed by an acceptable financial institution such as a bank, savings and loan association, trust company, credit union, broker dealer, registered securities association or clearing agency. From time to time, the Transfer Agent, in its discretion, may waive any or certain of the foregoing requirements in particular cases. Investors will receive the net asset value per share next computed after the Transfer Agent receives the redemption request in proper form.

Telephone Redemptions
    Investors who have previously established the telephone redemption privilege may sell shares by calling the Transfer Agent at (808) 988-8088 before 4:00 p.m. Eastern Standard Time to request a redemption. Prior to redeeming shares by telephone the "Redemption Instructions" section of either the Account Application or Expedited Telephone Redemption and Exchange Request Form (the "Authorization") must be completed and on file with the Transfer Agent. The signature(s) on the Authorization must be medallion guaranteed by an acceptable financial institution such as a bank, savings and loan association, trust company, credit union, broker dealer, registered securities association or clearing agency unless the Authorization is completed at the time an account is originally established. A redemption requested by telephone will be processed at the net asset value next determined after receipt of the request. The proceeds would then be made payable to the registered shareowner(s) and mailed to the address registered on the account or wired to a bank, as
requested on the Authorization.   If the amount being redeemed is $50,000
or more, see "Written Redemption Request". In addition, this service is not available with respect to shares purchased by check until 15 days after purchase.
    By utilizing the telephone redemption service, an investor authorizes the Transfer Agent or its agent to act upon the instructions of any person by telephone to redeem shares for any account for which such service has been authorized to the address of record of such account. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring the investor to provide certain personal identification at the time an account is opened and prior to effecting each transaction request by telephone. In addition, investors may be required to provide additional telecopied written instructions of such transaction requests. The Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Fund or the Transfer Agent does not employ these procedures. Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine. To change the name of the commercial bank or the account designated to receive redemption proceeds, a written request must be sent to the Fund at the Corporation's address. Requests to change the bank or account must be signed by each shareholder and each signature must be medallion guaranteed. This service may be amended or terminated at any time by the Transfer Agent or the Fund.

Redemptions Through Certain Broker Dealers
    Certain broker-dealers who have sales agreements with the Distributor may allow their customers to redeem shares of the Fund purchased through that broker-dealer by notifying the broker-dealer directly. The broker-dealer is then responsible for promptly placing the redemption request with the Fund on the customer's behalf. Payment will be made to the shareholder by check or wire sent to the broker-dealer. Broker-dealers offering this service may impose a fee or additional requirements for such redemptions.

General
    Whether shares are redeemed by the Fund or sold through a securities dealer, a check for the proceeds (net of any required tax withholding) ordinarily will be mailed to investors or their dealer as the case may be within five business days after a redemption request or repurchase order are received in proper form as set forth above or such shorter period as may be required by applicable law. Wire transfers from the Fund of redemption proceeds, in the manner described above, ordinarily will be transmitted to the investor within two business days. If any shares are redeemed or repurchased shortly after purchase, the Fund will not mail the proceeds until checks received for the purchase of shares have cleared, which may take 10 days or more. The proceeds, of course, may be more or less than the cost of the shares.
    The right of redemption by the Fund may be suspended or the date of payment postponed for more than seven days during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), when an emergency exists as defined by rules and regulations of the Securities and Exchange Commission, or during any period when the Securities and Exchange Commission has by order permitted such suspension or postponement.
    The Fund reserves the right to redeem an investor's account where the account is worth less than $500. The Fund will advise the shareholder of such intention in writing at least sixty (60) days prior to effecting such redemption, during which time the shareholder may purchase additional shares in an amount necessary to bring the account back to $500. The Fund will not redeem an investor's account which is worth less than $500 solely on account of a market decline.

                         NET ASSET VALUE

    The net asset value per share for the Fund is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of shares outstanding. The net asset value is computed once daily as of 4:00 p.m. Eastern Standard Time, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable.
    Fixed income securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Directors of the Fund. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost when it is determined by First Pacific's Board of Directors that amortized cost is the fair value of such securities. Other assets are valued at fair value as determined in good faith by the Directors.

                            TAX STATUS

Federal Taxes
    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). In each year the Fund so qualifies and distributes to its shareholders substantially all of its net investment income and net capital gains, if any, in the manner required by the Code, it will not be required to pay federal income taxes, except to the extent that its taxable income is not distributed.
    If, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's total assets consists of obligations exempt from federal income tax ("tax-exempt obligations"), the Fund will be qualified to pay exempt interest dividends to its shareholders to the extent of its tax-exempt interest income (less expenses applicable thereto). Exempt interest dividends may be treated by shareholders as interest excludable from their gross income for federal income tax purposes, but may be taxable distributions for state and local tax purposes. Exempt interest dividends are included, however, in determining what portion, if any, of a person's social security benefits will be includable in gross income subject to federal income tax. Interest with respect to indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible to the extent of the exempt interest dividends received from the Fund.
    Exempt-interest dividends attributable to interest income on certain tax exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference for purposes of computing the alternative minimum tax for individuals, estates and trusts which may cause a shareholder to be subject to (or result in an increased liability under) the alternative minimum tax. The Fund may invest up to 20% of its total assets in securities which generate interest which is treated as an item of tax preference and subject to federal and state alternative minimum tax.
    Distributions of the Fund's taxable income and net short-term capital gains, if any, are taxable to shareholders at ordinary income rates. Distributions of the Fund's net long-term capital gains ("capital gains dividends"), if any, are taxable to shareholders at the rates applicable to long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. The Fund will inform shareholders of the source and tax status of such distributions promptly after the close of each calendar year. Distributions from the Fund will not be eligible for the 70% dividends received deduction for corporations because none of the Funds' net income will arise from dividends on common or preferred stock.
    Redemption or resale of shares of the Fund will be a taxable transaction for federal income tax purposes, and shareholders will recognize gain or loss in an amount equal to the difference between their basis in their shares of the Fund and the amount received. Assuming that such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will generally be long-term if such shareholders have held their shares for more than one year. Any loss on shares held for six months or less will be disallowed to the extent of any exempt interest dividends received with respect to such shares. If such loss is not entirely disallowed, it will be treated as a long-term capital loss to the extent of any capital gains dividends received (or deemed to have been received) with respect to such shares.
    Distributions of the Fund's taxable income and net capital gains, if any, will be taxable as described above, whether received in shares of the Fund or in cash. Shareholders who receive distributions in the form of additional shares will have a basis for federal income tax purposes in each such share equal to the value thereof on the reinvestment date.
    In order to avoid a 4% excise tax on "spillover dividends," the Fund will be required to distribute by December 31 of each year at least 98% of its net investment income for such year and at least 98% of its capital gain net income (computed on the basis of the one-year period ending on October 31 of such year), plus any required distribution amounts that were not distributed in previous tax years. Dividends that are declared by the Fund in December of any year and that are actually paid before the following February to shareholders of record on a specified date in December will be treated for tax purposes as having been distributed to, and received by, shareholders in December.
    The Fund is required, in certain circumstances, to withhold 31% of taxable dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) or who are otherwise subject to backup withholding. In addition, the Fund is required, in certain circumstances, to withhold up to 30% of dividends paid to nonresident aliens.

Idaho Tax Status
    Shareholders of the Fund who are subject to Idaho income taxes will not be subject to Idaho income taxes on the Fund's dividends to the extent that such dividends qualify as either (1) exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code of 1986, which are derived from interest on tax-exempt obligations of the State of Idaho or any of its political subdivisions (including bonds issued by certain authorities of the State of Idaho) or on obligations of the possessions or territories of the United States (such as Puerto Rico, Virgin Islands or Guam) that are exempt from federal income tax or (2) dividends derived from interest or dividends on obligations of the United States and its possessions or on obligations or securities of any authority, commission or instrumentality of the United States included in federal adjusted gross income but exempt from state income taxes under the laws of the United States. To the extent that the Fund's distributions are attributable to sources not described in the preceding sentences, such as long or short term capital gains, such distributions will not be exempt from Idaho income tax.
    Persons or entities who are not Idaho residents may be subject to Idaho income taxation on dividends and distributions made by the Fund to the extent those dividends and distributions are not tax exempt as explained in the preceding paragraph.
    The Fund will notify its shareholders within 45 days after the close of the year as to the interest derived from Idaho obligations and exempt from Idaho income tax.
    The tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the federal, state, local, foreign and other tax consequences to them of any investment in the Fund, including the effects of any changes, including proposed changes, in the tax laws.

                      OFFICERS AND DIRECTORS

    The officers of the Fund manage its day-to-day operations. The Fund's manager and its officers are subject to the supervision and control of the Board of Directors under the laws of Maryland. A list of the directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the "Statement of Additional Information."

                       INVESTMENT MANAGER

    First Pacific Management Corporation (the "Manager"), 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822, was founded in 1988, organized the Fund in 1996, and acts as its manager. The Manager manages the investment of the assets of the Fund, provides the Fund with investment research and administers the Fund's daily business affairs. The Manager engages in a continuous review and analysis of state and local economic conditions and trends and governmental activities related to the issuance of state and local debt obligations. The Manager provides portfolio research and services. The Manager is responsible for evaluating the portfolio and overseeing its performance. First Pacific Management Corporation provides or pays the cost of certain management, supervisory and administrative services required in the normal operation of the Corporation. This includes investment management and supervision; remuneration of directors, officers and other personnel; rent; and such other items that arise in daily corporate administration. Daily corporate administration includes the coordination and monitoring of any third parties furnishing services to the Fund, providing the necessary office space, equipment and personnel for such Fund business and assisting in the maintenance of the Fund's federal registration statement and other documents required to comply with federal and state law. Not considered normal operating expenses, and therefore payable by the Fund, are organizational expenses, custodian fees, shareholder services and transfer agency fees, taxes, interest, governmental charges and fees, including registration of the Fund and its shares with the Securities and Exchange Commission and the Securities Departments of the various States, brokerage costs, dues, and all extraordinary costs and expenses including but not limited to legal and accounting fees incurred in anticipation of or arising out of litigation or administrative proceedings to which the Fund, its directors or officers may be subject or a party thereto. As compensation for the services provided by First Pacific Management Corporation, the Fund pays the Manager a fee at the annual rate of .50 of one percent (.50%) of its average daily net assets.
    The Manager may voluntarily assume expenses such that it will waive a portion of its fees to the extent required to meet any applicable state expense limitation or to maintain a certain voluntary maximum annual expense ratio for the Fund. Any such expense limitation would reduce the Fund's expenses and increase its yield.
    Certain officers and directors of the Fund are also officers or directors, or both, of First Pacific Management Corporation. Terrence K.H. Lee, President of the Fund and the Manager, owns 68% of the stock of the Manager. The stock of the Manager owned by Mr. Lee and by other stockholders who are not controlling persons is subject to certain agreements providing for rights of first refusal as to such stock.
    Louis F. D'Avanzo is primarily responsible for the day to day management of the Fund. Mr. D'Avanzo has been portfolio manager of the First Hawaii Municipal Bond Fund since August of 1991. Mr. D'Avanzo has been portfolio manager of the First Hawaii Intermediate Municipal Fund since its inception in July of 1994. Mr. D'Avanzo has been employed with First Pacific Management Corporation since July of 1989.

Management Agreement
    Subject to the authority of the Board of Directors of the Corporation, the Manager and the Corporation's officers will supervise and implement the Fund's investment activities. The Manager implements the investment program of the Fund and the composition of its portfolio on a day-to-day basis.

    The Management Agreement between the Fund and First Pacific Management Corporation was approved on July 1, 1996. The Agreement continues in effect for an initial two-year period and thereafter for successive annual periods, so long as such continuance is specifically approved at least annually by the Board of Directors of the Corporation or by a vote of the majority of the outstanding voting securities of the Fund, and, provided also that such continuance is approved by a vote of the majority of the directors who are not parties to the Agreements or interested persons of any such party at a meeting held in person and called specifically for the purpose of evaluating and voting on such approval. The Agreement provides that either party may terminate by giving the other not more than sixty days nor less than thirty days written notice. The Agreement will terminate automatically if assigned by either party.


                            CUSTODIAN

    Union Bank of California, N.A. of San Francisco, California is the custodian of the assets of the Fund.

                      THE DISTRIBUTION PLAN

    The Fund has adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which provides that the Fund may spend up to .50% per year of its average daily net assets in connection with the Fund's activities as a distributor of its shares. The Board of Directors determined that the Distribution Plan is in the best interests of the shareholders. Pursuant to the Distribution Plan, the Fund has entered into a Distribution Agreement with First Pacific Securities, Inc. (the "Distributor"), to serve as the distributor of the Fund's shares. Under the Distribution Plan, the Fund will pay the Distributor for expenditures which are primarily intended to result in the sale of the Fund's shares such as advertising, marketing and distributing the Fund's shares and servicing Fund investors, including payments for reimbursement of and/or compensation to brokers and dealers.
    During the initial term of the Distribution Agreement the amounts payable to the Distributor under the Distribution Plan may not fully reimburse the Distributor for its actual distribution related expenses. The Distributor expects to recover such excess amounts through its normal fees under the Distribution Plan in later years. The Fund is not legally obligated to repay such excess amounts or any interest thereon, or to continue the Distribution Plan for such purpose. Distribution Plan payments are subject to limits under the rules of the National Association of Securities Dealers.
    The Plan provides that the Distributor must submit quarterly reports to the Board of Directors of the Corporation setting forth all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Directors.
    The Distribution Plan provides that it will continue in full force and effect if ratified at the first meeting of Fund shareholders, and thereafter from year to year so long as such continuance is specifically approved by a vote of the Directors, and also by a vote of the disinterested Directors, cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan for the Fund will be submitted to the Fund's initial shareholder(s) for approval. The Distribution Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by a vote of a majority of the outstanding voting shares of the Fund, and all material amendments of the Distribution Plan must be approved by the Directors and also by the disinterested Directors. The Distribution Plan may be terminated at any time by a vote of a majority of the disinterested Directors or by a vote of a majority of the outstanding voting shares of the Fund. While the Distribution Plan is in effect, selection of the nominees for disinterested directors is committed to the discretion of the disinterested directors.

               ALLOCATION OF BROKERAGE TRANSACTIONS

    In effecting purchases and sales of the Fund's portfolio securities, the Manager and the Fund may place orders with and pay brokerage commissions to brokers, including brokers which may be affiliated with the Fund, the Manager, the Distributor or dealers participating in the offering of the Fund's shares. In addition, in selecting among firms to handle a particular transaction, subject to best price and execution, the Manager and the Fund may take into account whether the firm has sold or is selling shares of the Fund.

                 SHAREHOLDER SERVICES AND REPORTS

    First Pacific Recordkeeping, Inc., transfer agent for the Fund, performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. The Transfer Agent also provides personal services to shareholders of the Fund pursuant to the Shareholder Services Agreement. Services provided pursuant to this Agreement include telephone and written communications with shareholders pertaining to changing dividend payment options, account designations and addresses, transfers, purchase and redemption transactions and general maintenance of shareholder relations. The Shareholder Service Agreement does not duplicate services provided under the Transfer Agent Agreement, such as maintenance of shareholder accounts and records, or effectuating redemptions, transfers or opening shareholder accounts. Clerical services provided by the Transfer Agent on behalf of the Fund under the Shareholder Services Agreement include personnel as needed, equipment and supplies, to respond to and process the shareholder inquiries. Bookkeeping services provided by the Transfer Agent on behalf of the Fund pursuant to this Agreement, are generally limited to records of transactions and expenditures originating with the Transfer Agent in connection with providing supplemental shareholder services and maintaining shareholder relations and communications.
    When an initial investment is made in the Fund, an account will be opened for each investor on the Fund's books and investors will receive a confirmation of the opening of the account. Investors will receive monthly statements giving details of all activity in their account during the month and will also receive a statement whenever an investment or withdrawal is made in or from their account. Information for federal income tax purposes will be provided at the end of the year.


                 GENERAL INFORMATION AND HISTORY

    First Pacific Mutual Fund, Inc. was incorporated in Maryland on
July 8, 1988 and has a present authorized capitalization of 100,000,000 shares of $.01 par value common stock, of which, 20,000,000 shares have been allocated to the Fund. All shares have like rights and privileges. Each full and fractional share, when issued and outstanding, has (1) equal voting rights with respect to matters which affect the Fund, and
(2) equal dividend, distribution and redemption rights to assets of the Fund. Shares when issued are fully paid and nonassessable. The Corporation may create other series of stock but will not issue any senior securities. Shareholders do not have preemptive or conversion rights. These shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors, if they choose to do so, and in such event, the holders of the remaining less than 50% of the shares voting will not be able to elect any Directors. The Corporation is not required to hold a meeting of shareholders each year. The Fund intends to hold annual meetings when it is required to do so by the Maryland General Corporate Law or the Investment Company Act of 1940.
Shareholders have the right to call a meeting to consider the removal of one or more of the Directors and will be assisted in Shareholder communication in such matter.
     This prospectus omits certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. These items may be inspected at the offices of the Commission or obtained from the Commission upon payment of the fee prescribed.
    Shareholder inquiries should be directed to: First Pacific Securities, Inc., 2756 Woodlawn Drive #6-201, Honolulu, Hawaii 96822.



INVESTMENT MANAGER
First Pacific Management Corporation
2756 Woodlawn Drive, #6-201
Honolulu, Hawaii  96822

DISTRIBUTOR
First Pacific Securities, Inc.
2756 Woodlawn Drive, #6-201
Honolulu, Hawaii  96822

CUSTODIAN
Union Bank of California, N.A.
475 Sonsome Street, 15th Floor
San Francisco, California  94111

LEGAL COUNSEL TO FUND
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, Pennsylvania  19103-7098

INDEPENDENT AUDITORS
Tait, Weller & Baker
Two Penn Center Plaza, Suite 700
Philadelphia, Pennsylvania  19102

TRANSFER AGENT
First Pacific Recordkeeping, Inc.
2756 Woodlawn Drive, #6-201
Honolulu, Hawaii  96822

LEGAL COUNSEL TO INVESTMENT MANAGER
Hawley Troxell Ennis & Hawley
First Interstate Center
877 West Main, Suite 1000
Boise, Idaho  83701






                 FIRST PACIFIC MUTUAL FUND, INC.

           FIRST HAWAII MUNICIPAL BOND FUND SERIES AND

         FIRST HAWAII INTERMEDIATE MUNICIPAL FUND SERIES

               STATEMENT OF ADDITIONAL INFORMATION

    First Pacific Mutual Fund, Inc. (the "Corporation") is a series investment company organized as a Maryland corporation. In this Statement of Additional Information all references to any series of the Corporation will be called the "Fund" unless expressly noted otherwise. First Hawaii Municipal Bond Fund (the "Bond Fund") is the first series of the corporation. First Hawaii Intermediate Municipal Fund (the "Intermediate Fund") is the second series of the corporation. Each Fund is a non-diversified, open-end management investment company whose investment goal is to provide investors with as high a level of income exempt from federal income taxes and Hawaii personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Intermediate Fund will attempt to achieve its objective by investing primarily in a varied portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. The Fund's portfolio is managed by First Pacific Management Corporation (the "Manager").

    This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's Prospectus dated February 1, 1997, (the "Prospectus"). A copy of the Prospectus may be obtained without charge by calling (808) 988-8088.

    The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. This omitted information may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.


                        TABLE OF CONTENTS
Investment Policies and Restrictions...................................2
Additional Investment Considerations...................................3
Description of Municipal Securities Ratings...........................10
Officers and Directors................................................14
Custodian.............................................................15
Fund Accounting.......................................................15
Independent  Auditors.................................................15
Investment Management Agreement.......................................15
Portfolio Transactions................................................16
The Distributor.......................................................17
Transfer Agent........................................................18
Performance...........................................................18


This Statement of Additional Information is dated February 1, 1997.

               INVESTMENT POLICIES AND RESTRICTIONS

    The investment objective of each Fund is to provide investors with as high a level of income exempt from federal income taxes and Hawaii personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Intermediate Fund will attempt to achieve its objective by investing primarily in a varied portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. Each Fund will primarily invest its assets in obligations issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and certain territories of the United States, the interest on which is exempt from federal and Hawaii state income taxes in the opinion of counsel.

    Fundamental investment restrictions limiting the investments of each Fund provide that each Fund may not:

    1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that with respect to 50% of the Fund's total assets up to 25% may be invested in one issuer.

    2. Invest more than 25% of its assets in a single industry. (As described in the Prospectus, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry.)

    3. Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the Statement of Additional Information and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowing (including bank borrowing and reverse repurchase transactions) may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions as described in the Prospectus.

    4. Make loans, except to the extent obligations in which the Fund may invest in are considered to be loans.

    5. Buy any securities "on margin." The deposit of initial or maintenance margin in connection with municipal bond index and interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

    6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as described, from time to time, under the heading "Investment Practices" in the Prospectus.

    7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

    8. Purchase any illiquid assets, including any security which is restricted as to disposition under federal securities laws or by contract ("restricted securities" or which is not readily marketable), if as a result of such purchase more than 15% of the Fund's total assets would be so invested.

    9. Make investments for the purpose of exercising control or participation in management.

    10. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except that the Fund may temporarily invest up to 10% of the value of its assets in Hawaii tax exempt money market funds for temporary defensive purposes, including when acceptable investments are unavailable. Such tax exempt fund investments will be limited in accordance with Section 12(d) of the 1940 Act.

    11. Invest in equity, interests in oil, gas or other mineral exploration or development programs.

    12. Purchase or sell real estate, commodities or commodity contracts, except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate, and except to the extent the options and futures and index contracts the Fund may invest in are considered to be commodities or commodities contracts.


    The Funds may not change any of these investment restrictions without the approval of the lesser of (i) more than 50% of the respective Fund's outstanding shares or (ii) 67% of the respective Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, a Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

    Frequent portfolio turnover is not anticipated. Each Fund anticipates that the annual portfolio turnover rate of the Fund will be less than 100%. Each Fund will not seek capital gain or appreciation but may sell securities held in its portfolio and, as a result, realize capital gain or loss. Sales of portfolio securities will be made for the following purposes: in order to eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the respective Fund; honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; reinvest the earnings from portfolio securities in like securities; or defray normal administrative expenses.


               ADDITIONAL INVESTMENT CONSIDERATIONS

    Municipal Securities. Municipal securities include long-term obligations, which are often called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax-exempt commercial papers. Under normal market conditions, longer term municipal securities have greater price fluctuation than shorter term municipal securities, and therefore the Intermediate Fund generally expects to invest in obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. The two principal classifications of municipal bonds are "general obligation" and "revenue" or "special obligation" bonds, which include "industrial revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above. Some municipal leases and participation certificates may not be considered readily marketable. The "issuer" of municipal securities is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the nongovernmental user of a facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of
the municipal securities.   Zero coupon bonds are debt obligations which
do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Inverse floaters are types of derivative municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Pre-refunded bonds are municipal bonds for which the issuer has previously provided money and/or securities to pay the principal, any premium, and the interest on the bonds to their maturity date or to a specific call date. The bonds are payable from principal and interest on an escrow account invested in U.S. government obligations, rather than from the usual tax base or revenue stream. As a result, the bonds are rated AAA by the rating agencies.

    Each Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity payment in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the note holders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals. There generally is no secondary market for these notes, although they are redeemable at face value. Each note purchased by the Fund will meet the criteria established for the purchase of municipal securities.

    Medium and Lower Grade Municipal Securities. Municipal securities which are in the medium and lower grade categories generally offer a higher current yield than is offered by municipal securities which are in the high grade categories, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of principal and interest when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Generally, prices for longer maturity issues tend to fluctuate more than for shorter maturity issues accordingly the Intermediate Fund will invest in obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. Additionally, the Fund will seek to reduce risk through portfolio diversification, credit analysis, and attention to current developments and trends in the economy and financial and credit markets.

    Many issuers of medium and lower grade municipal securities choose not to have a rating assigned to their obligations by one of the rating agencies; hence each Fund's portfolio may at times contain unrated securities. Unrated securities may carry a greater risk and a higher yield than rated securities. Although unrated securities are not necessarily lower quality, the market for them may not be so broad as for rated securities. Each Fund will purchase only those unrated securities which the Investment Manager believes are comparable to rated securities that qualify for purchase by the respective Fund.


    Hawaii Bonds. Four types of Hawaii bonds have been authorized for issuance (bonds, notes and other instruments of indebtedness). They are:

    1. General Obligation bonds (all bonds for the payment of the principal and interest of which the full faith and credit of the State or a political subdivision are pledged and, unless otherwise indicated, including reimbursable general obligation bonds);

    2.   Bonds issued under special improvements statutes;

    3. Revenue bonds or bond anticipation notes (all bonds payable from revenues, or user taxes, or any combination of both, of a public undertaking, improvement, system or loan program); and

    4. Special purpose revenue bonds (all bonds payable from rental or other payments made or any issuer by a person pursuant to contract and security) including anti-pollution revenue bonds. Such bonds shall only be authorized or issued to finance manufacturing, processing or industrial enterprise facilities, utilities serving general public, health care facilities provided to the general public by not-for-profit corporations or low and moderate income governmental housing programs.

    All bonds other than special purpose revenue bonds may be authorized by a majority vote of the members of each House of the State Legislature. Special purpose revenue bonds may be authorized by two-thirds vote of the members of each House of the State Legislature.

    The constitutional limitation on issuance of State general obligation bonds is the amount of bonds outstanding that would cause the debt service (principal and interest payable on such bonds, (either the higher or the current projected debt service )) to exceed 18 1/2% of the average net general fund revenues of Hawaii in the three fiscal years just preceding such issuance (general fund revenue excludes grants from the federal government and receipts excluded in computing the total State debt). This limitation on the power of the State to incur indebtedness, applies only to the issuance of general obligation bonds, is computed at the time of issuance and includes only issued general obligation bonds.

    Because each Fund will ordinarily invest 80% or more of its net assets in Hawaii obligations, it is more susceptible to factors affecting Hawaii issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state.


    The Hawaiian economy is concentrated in tourism, agriculture, construction and military operations. Tourism is Hawaii's largest economic sector. 1996 marked the stabilization of the Hawaii visitor industry following the 1991-1993 slump. With visitor arrivals on a record setting pace, statewide occupancies reaching pre-slump levels and average daily room rates continuing to make up for ground lost during the slump, the Hawaii tourism industry appears well on the way to recovery.


    Sugar, the State's prime traditional crop, gives clear evidence of contracting to a fraction of its long-held size and perhaps disappearing altogether in the not so distant future. Pineapple production and exports have declined with the end of plantation operations on Lanai and a cannery closing on Oahu. The shift to a more even mix of plantation and non-plantation crops means that the decrease in a portion of Hawaii's merchandise exports will be partly offset by an increase in import-substituting local production.


    Hawaii's construction industry settled into a cyclical trough in 1995 from which it is expected to rebound in 1997-98 only if private construction grows enough to offset the stabilization of public construction at levels dictated by county, state and federal government fiscal austerity. From a current-dollar value of $4.5 billion in the 12 months ending in July 1991, the peak year for taxable contracting receipts in the previous construction cycle, construction fell to a cyclical low of $3.15 billion in 1995, a level expected to persist through 1996.


    The federal government maintains 26 military installations in the State, encompassing approximately 5% of the land area of the State. To reduce the number of military installations in the United States, and to ensure the impartiality of the decision-making process, the Defense Base Closure and Realignment Commission was established pursuant to the Defense Base Closure and Realignment Act of 1993. On July 1, 1995, the Commission reported to President Clinton its final determinations as to the timely closure and realignment of domestic military installations. Barber Point Naval Air Station will be closed in 1999. Air squadrons will be redeployed to Seattle, Washington and to the Kaneohe Marine Corps. Base, Hawaii.


    As of the date of this SAI, general obligation bonds issued by the State of Hawaii are rated Aa by Moody's and AA by S&P. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.


    The State's overall debt levels are high with debt service equaling about 13% of current expenditures. This is due, in part, to the State's assumption of many local government functions, including local education. Revenue is derived primarily from general excise taxes and individual and corporate income tax. The State General Fund has operated either within planned deficits or with ending fund balances since 1962. The State's historically strong financial position is under pressure as the sluggish economy reduces growth in sales and income taxes. Total revenues for fiscal 1995 declined 5.7 percent.


    The State's real gross state product has been slow to build
momentum.   Estimates published by the Research and Economic Analysis
Division, Hawaii Department of Business and Economic Development, show the State's growth rate to have been only 0.3 percent annually from 1992 to 1994, following a slight decline in 1991. DBED's preliminary estimate of growth for 1995 is 0.8 percent, pointing to a slight gain as Hawaii's economic adjustments of the early 1990's come to an end.

    U.S. Government Securities. Government Securities include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), and separated or divided U.S. Treasury securities (stripped by the U.S. Treasury) whose payments of principal and interest are all backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association (generally referred to as "GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

    Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1 + or A-2 by S&P or )-1 or P-2 by Moody's) and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, withholding income taxes at the source, or possible seizure or nationalization of foreign deposits. When the Fund takes a temporary defensive position, the Fund will not be pursuing policies designed to achieve its investment objective.

Investment Practices of Each Fund.

    Hedging. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. If the Investment Manager deems it appropriate to hedge partially or fully the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.

    Both parties entering into a financial futures contract are required by the contract marketplace to post a good faith deposit, known as "initial margin." Thereafter, the parties must make additional deposits equal to any net losses due to unfavorable price movements of the contract, and are credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "maintenance margin." In situations in which the Fund is required to deposit additional maintenance margin, if the Fund has insufficient cash, it may have to sell portfolio securities to meet such maintenance margin requirements at a time when it may be disadvantageous to do so. When the Fund engages in the purchase or sale of futures contracts or the sale of options thereon, it will deposit the initial margin required for such contracts in a segregated account maintained with the Fund's custodian, in the name of the futures commission merchant with whom the Fund maintains the related account. Thereafter, if the Fund is required to make maintenance margin payments with respect to the futures contracts, or mark-to-market payments with respect to such option sale positions, the Fund will make such payments directly to such futures commission merchant. The SEC currently requires mutual funds to demand promptly the return of any excess maintenance margin or mark-to-market credits in its account with futures commission merchants. The fund will comply with SEC requirements concerning such excess margin.

    The Fund may also purchase and sell put and call options on financial futures, including option on municipal bond index futures. An option on a financial future gives the holder the right to receive, upon exercise of the option, a position in the underlying futures contract. When the Fund purchases an option on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a price (the "strike price") determined at the time the option was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures and the holder of a put option has the right to receive a short (or seller's) position in the underlying futures.

    When the Fund sells an option on a financial futures contract, it receives a cash premium which can be used in whatever way is deemed most advantageous to the Fund. In exchange for such premium, the Fund grants to the option purchaser the right to receive from the Fund, at the strike price, a long position in the underlying futures contract, in the case of a call option, or a short position in such futures contract, in the case of a put option, even though the strike price upon exercise of the option is less (in the case of a call option) or greater (in the case of a put option) than the value of the futures position received by such holder. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The Fund has no obligation to return premiums paid to it whether or not the option is exercised. It will generally be the policy of the Fund, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of cancelling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. The Securities and Exchange Commission requires that the obligations of mutual funds, such as the Fund, under option sale positions must be "covered."

    The Fund does not intend to engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes in the values of securities in their portfolios resulting from market conditions, such as fluctuations in interest rates. In addition, the Fund will not enter into futures contracts or related options (except in closing transactions) if, immediately thereafter, the sum of the amount of its initial margin deposits and premiums paid for its open futures and options positions, less the amount by which any such options are "in-the-money", would exceed 5% of the Fund's total assets (taken at current value).

    Investments in financial futures and related options entail certain risks. Among these are the possibility that the cost of hedging could have an adverse effect on the performance of the Fund if the Investment Manager predictions as to interest rate trends are incorrect or due to the imperfect correlation between movement in the price of the futures contracts and the price of the Fund's actual portfolio of municipal securities. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the securities in the Fund's portfolio, at the same time hedging transactions tend to limit any potential gains which might result in an increase in the value of such securities. In addition, futures and options markets may not be liquid in all circumstances due, among other things, to daily price movement limits which may be imposed under the rules of the contract marketplace, which could limit the Fund's ability to enter into positions or close out existing positions, at a favorable price. If the Fund is unable to close out a futures position in connection with adverse market movements, the Fund would be required to make daily payments on maintenance margin until such position is closed out. Also, the daily maintenance margin requirement in futures and option sales transactions creates greater potential financial exposure than do option purchase transactions, where the Fund's exposure is limited to the initial cost of the option.

    Income earned or deemed to be earned, if any, by the Fund from its hedging activities will be distributed to its shareholders in taxable distributions.

    The Fund's hedging activities are subject to special provisions of the Internal Revenue Code. These provisions may, among other things, limit the use of losses of the Fund and affect the holding period of the securities held by the Fund and the nature of the income realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without the cash to distribute such income and to incur tax at the Fund level. The Fund and its shareholders may recognize taxable income as a result of the Fund's hedging activities. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

    If the Manager deems it appropriate to seek to hedge the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and related options, such as municipal bond index futures contracts and the related put or call options contracts on such index futures. A tax exempt bond index fluctuates with changes in the market values of the tax exempt bonds included in the index. An index future is an agreement pursuant to which two parties agree to receive or deliver at settlement an amount of cash equal to a specified dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the future was originally written. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. An index future has similar characteristics to a financial future except that settlement is made through delivery of cash rather than the underlying securities. An example is the Long-Term Municipal Bond futures contract traded on the Chicago Board of Trade. It is based on the Bond Buyer's Municipal Bond Index, which represents an adjusted average price of the forty most recent long-term municipal issues of $50 million or more ($75 million in the instance of housing issues) rated A or better by either Moody's Investor Service, Inc. or Standard & Poor's Corporation, maturing in no less than nineteen years, having a first call in no less than seven nor more than sixteen years, and callable at par.

    "When-issued" and "delayed delivery" transactions. The Fund may engage in "when issued" and "delayed delivery" transactions and utilize futures contracts and options thereon for hedging purposes. The Securities and Exchange Commission ("SEC") generally requires that when mutual funds, such as the Fund, effect transactions of the foregoing nature, such funds must either segregate cash or readily marketable portfolio securities with its custodian in an amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements.

    Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with selected commercial banks or broker-dealers, under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. The difference between the amount the Fund receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Fund. The Fund will maintain in a segregated account having an aggregate value with its custodian, cash, treasury bills, or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements are treated as a borrowing by the Fund and will be used by it as a source of funds on a short-term basis, in an amount not exceeding 5% of the net assets of the Fund (which 5% includes bank borrowings) at the time of entering into any such agreement. The Fund will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit worthiness of such party and will monitor such credit worthiness on an ongoing basis.

           DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

    Standard & Poor's Corporation - A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:


    An S&P corporate or municipal debt rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on audited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

    The ratings are based, in varying degrees, on the following considerations:
    1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
    2.   Nature of and provision of the obligation;
    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



    1.   Municipal bonds.

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issued only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB  Debt rated "BB", "B", "CCC", or "CC" is regarded, on balance, as
B   predominantly speculative with respect to capacity to pay interest
CCC and repay principal in accordance with the terms of the obligation. CC "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

              Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

              Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

              L: The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

              + Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

              * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

    2.   Short-term tax exempt notes

         S&P's tax exempt note ratings are generally given to such notes that mature in three years or less. The three rating categories are as follows:

         SP-1 Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given plus (+) designation.
         SP-2 Satisfactory capacity to pay principal and interest. SP-3 Speculative capacity to pay principal and interest.

    3.   Tax-exempt Commercial Paper

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The two categories the Fund will invest in are as follows:

    A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. These issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.
    A-1 This designation indicates that the degree of safety regarding timely payment is very strong.
    A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".
    A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
    B Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.


    Moody's Investors Service, Inc. - A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

    1.   Municipal bonds

    Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Con.(...)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction,
(b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, and B 1.

    2.   Short-term tax exempt notes

    Short-term Notes. The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of
"favorable quality....but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative."

    3.   Tax-exempt commercial paper

    Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

                      OFFICERS AND DIRECTORS

    The officers and directors of First Pacific Mutual Fund, Inc., their principal occupations for the last five years and their affiliation, if any, with the Manager, or the Fund's Distributor, are shown below. Interested persons of the Fund as defined in the Investment Company Act of 1940 are indicated by an asterisk in the table below.


Name, Age                Position & Office   Principal occupation during
and Address              With the Fund        the past five years
*Terrence K.H. Lee (39)   Director,   President, First Pacific Management Corp.;
1441 Victoria St #901     President   President, First Pacific Securities
Honolulu, HI  96822

Samuel L. Chesser (41)    Director    Market Maker and Member Pacific Stock
180 Miller Ave., #6                   Exchange: Formerly President, First
Mill Valley, CA   94941               Pacific Securities; Vice President,
                                      First Pacific Management Corporation.

Clayton W.H. Chow (44)    Director    Sr. Account Executive, Federal Express
896 Puuikena Dr.
Honolulu, HI  96821

Lynden Keala (41)         Director    Market Analyst, Vanier Graphics, Inc.
47-532 Hui Iwa St.
Kaneohe, HI   96744

Stuart S. Marlowe (55)    Director    President, Record Service, Inc.
274 Poipu Drive
Honolulu, HI  96825

*Jean M. Chun (40)        Secretary   Corporate Secretary, First Pacific
920 Ward Ave., #12G                   Management Corporation; Corporate
Honolulu, HI  96814                   Secretary, First Pacific Securities

*Charlotte A. Meyer (43)  Treasurer   Corporate Treasurer, First Pacific
PO Box 2834                           Management Corporation; Corporate
Kamuela, HI  96743                    Treasurer, First Pacific Securities


    The compensation of the officers who are interested persons (as defined in the Investment Company Act of 1940) of the Manager is paid by the Manager. The Fund pays the compensation of all other officers of the Fund who are not interested persons for services or reimbursed for expenses incurred in connection with attending meetings of the Board of Directors. The directors of the Fund are not compensated for services or reimbursed for expenses incurred in connection with attending meetings of the Board of Directors. The directors and officers as a group own less than 1% of the Fund's shares.


                            CUSTODIAN

    Union Bank of California, N.A., of San Francisco, California, is the custodian of each Fund and has custody of all securities and cash. The custodian, among other things, attends to the collection of principal and income, and payment for the collection of proceeds of securities bought and sold by each Fund.

                         FUND ACCOUNTING

    First Pacific Recordkeeping, Inc., a wholly-owned subsidiary of First Pacific Management Corporation provides fund accounting for the Fund. The accounting fee schedule for the Fund is as follows:


    $21,500   Minimum to   $ 20 Million of Average Net Assets
    .000325   On Next      $ 30 Million of Average Net Assets
    .00026    On Next      $ 50 Million of Average Net Assets
    .000195   On Next      $100 Million of Average Net Assets
    .0001625  Over         $200 Million of Average Net Assets



                       INDEPENDENT AUDITORS

    The independent auditors for the Fund are Tait, Weller & Baker, Philadelphia, Pennsylvania.

                 INVESTMENT MANAGEMENT AGREEMENT

    The investment management agreement between the Manager and the Fund provides that the Manager will provide portfolio management services to the Fund and to supply investment research including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as directors and officers of the Fund if duly elected to such positions.

    The agreement provides that the Manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

    The Manager's activities are subject to the review and supervision of the Fund's Board of Directors, to whom the Manager renders periodic reports of the Fund's investment activities.

    Fees paid by Bond Fund for the three most recent fiscal years:



      Investment Management   Management    Shareholder Services   Service
          Agreement          Fees Waived        Agreement        Fees Waived
1996      $265,680             $0               $53,136           $0
1995      $245,192             $13,597          $49,050           $0
1994      $275,965             $11,858          $55,193           $0



    Fees paid by Intermediate Fund for the three most recent fiscal years:



    Investment Management   Management   Shareholder Services    Service
          Agreement        Fees Waived        Agreement        Fees Waived
1996       $29,311           $11,697            $5,862           $5,862
1995       $20,231           $10,437            $4,046           $4,046
1994       $ 1,427           $ 1,427            $  285           $  285




                      PORTFOLIO TRANSACTIONS

    The Manager will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Manager, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Manager. Since statistical and other research information is only supplementary to the research efforts of the Manager and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund or the Manager may (subject always to best price and execution) take into consideration that certain firms have sold or are selling shares of the Fund, and/or that certain firms provide market, statistical or other research information to the Fund.
Securities may be acquired through firms that are affiliated with the Fund, its Manager, or its Distributor and other principal underwriters acting as agent, and not as principal. Transactions will only be placed with affiliated brokers if the price to be paid by the Fund is at least as good as the price the Fund would pay to acquire the security from other unaffiliated parties.

    If it is believed to be in the best interests of the Fund the Manager may place portfolio transactions with unaffiliated brokers or dealers who provide the types of service (other than sales) described above, even if it means the Fund will have to pay a higher commission (or, if the dealer's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's or dealer's furnishing of those services. This will be done, however, only if, in the opinion of the Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

If purchases or sales of securities of the Fund and of one or more other clients advised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions generally will be beneficial to the Fund.

    The Directors have adopted certain policies incorporating the standards of Rule 17e-1 issued by the Securities and Exchange Commission under the Investment Company Act of 1940 which requires that the commission paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require First Pacific Securities to furnish reports to the Directors and to maintain records in connection with such reviews.

    Commissions, fees or other remuneration paid to the Distributor for portfolio transactions for the Bond Fund and Intermediate Fund for the three most recent fiscal years: 1996-none, 1995-none; 1994-none.



                        THE DISTRIBUTOR

    Shares of the Fund are offered on a continuous basis through First Pacific Securities, Inc. 2756 Woodlawn Drive, #6-201, Honolulu, Hawaii 96822 (the "Distributor"), a wholly-owned subsidiary of the Manager. Pursuant to a distribution agreement, First Pacific Securities will purchase shares of the Fund for resale to the public, either directly or through securities dealers and brokers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem the Fund's shares and how the Fund's shares are priced is contained in the Prospectus.

    Under the Distribution Agreement between the Fund and the Distributor, the Distributor pays the expenses of distribution of Fund shares, including preparation and distribution of literature relating to the Fund and its investment performance and advertising and public relations material. The Fund bears the expenses of registration of its shares with the Securities and Exchange Commission and of sending prospectuses to existing shareholders. The Distributor pays the cost of qualifying and maintaining qualification of the shares for sale under the securities laws of the various states and permits its officers and employees to serve without compensation as directors and officers of the Fund if duly elected to such positions.

    Under the Distribution Plan, each Fund will pay the distributor for expenditures which are primarily intended to result in the sale of the respective Fund's shares such as advertising, marketing and distributing the fund's shares and servicing Fund investors, including payments for reimbursement of and/or compensation to brokers, dealers, certain financial institutions, (which may include banks) and other intermediaries for administrative and accounting services for Fund investors who are also their clients. Such third party institutions will receive fees based on the average daily value of the Fund's shares owned by investors for whom the institution performs administrative and accounting services. The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, each Fund will engage banks only to perform administrative and investor servicing functions. The Funds' management believes that such laws should not preclude a bank from performing these services. However, if a bank were prohibited by law from so acting, its investor clients would be permitted to remain Fund investors and alternative means for continuing the servicing of such investors would be sought.

    The Distribution Agreement continues in effect from year to year if specifically approved at least annually by the shareholders or directors of the Fund and by the Fund's disinterested directors in compliance with the Investment Company Act of 1940. The agreement may be terminated without penalty upon thirty days written notice by either party and will automatically terminate if it is assigned.

    Distribution Plan payments by the Bond Fund, by category, for the most recent fiscal year are as follows: Advertising $9,475; Seminars and Meetings $3,905; Printing $2,680; Rent $16,635; Utilities $3,790; Telephone $3,202; Salaries and Wages $41,370; Employee Benefits $1,198; Miscellaneous $3,791; Total $86,046.


    Distribution Plan payments by the Intermediate Fund, by category, for the most recent fiscal year are as follows: Advertising $1,376; Seminars and Meetings $214; Printing $1,243; Salaries and Wages $1,000; Miscellaneous $657; Total $4,490.



                         TRANSFER AGENT

    First Pacific Recordkeeping, Inc., Honolulu, Hawaii, a wholly owned subsidiary of First Pacific Management, Corporation, serves as transfer agent, dividend disbursing agent and redemption agent for redemptions pursuant to a Transfer and Dividend Disbursing Agency Agreement approved by the Board of Directors of First Pacific Mutual Fund, Inc. at a meeting held for such purpose on March 15, 1994. The agreement is subject to annual renewal by the Board of Directors, including the directors who are not interested persons of the Fund or of the Transfer Agent. Pursuant to the agreement, the Transfer Agent will receive a fee calculated at an annual rate of $16.50 per shareholder account and will be reimbursed out-of-pocket expenses incurred on the Fund's behalf.

    The Transfer Agent acts as paying agent for all Fund expenses and provides all the necessary facilities, equipment and personnel to perform the usual or ordinary services of Transfer and Dividend Paying Agent, including: receiving and processing orders and payments for purchases of shares, opening stockholder accounts, preparing annual stockholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing stockholder reports and prospectuses, withholding certain taxes on nonresident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all stockholders, preparing and mailing confirmation forms to stockholders for all purchases and redemptions of the Fund's shares and all other confirmable transactions in stockholders' accounts, recording reinvestment of dividends and distributions of the Fund's shares and causing redemption of shares for and disbursements of proceeds to withdrawal plan stockholders.


                           PERFORMANCE

    Current yield and total return quotations used by the Fund are based on standardized methods of computing performance mandated by Securities and Exchange Commission rules. An explanation of those and other methods used by the Portfolios to compute or express performance follows:

    As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the new Securities and Exchange Commission formula:

              Yield = 2 [(a-b + 1)6-1]
                          cd
where
    a= dividends and interest earned during the period.
    b= expenses accrued for the period (net of reimbursements).
    c= the average daily number of shares outstanding during the period that were entitled to receive dividends.
    d= the maximum offering price per share on the last day of the period.


The yields for the Funds for the 30-day periods ending September 30, 1996 and December 31, 1996 are set forth below:


                                       Month Ended      Month Ended
                                        09/30/96          12/31/96
First Hawaii Municipal Bond Fund          4.64%            4.45%
First Hawaii Intermediate Municipal Fund  4.16%            4.02%


    Tax equivalent yield is calculated by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion of the yield of the Fund that is not tax exempt.

    As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the new Securities and Exchange Commission formula:

              P(1 + T)n =  ERV
where

         P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
         ERV = ending redeemable value at the end of 1, 5 or 10 year periods of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.


The average annual total return for the Funds for the periods indicated and ended September 30, 1996 are set forth below:





                                                          Since
                              One Year     Five Year     Inception
First Hawaii
Municipal Bond Fund             5.62%        6.52%         7.20%
(Inception November 23, 1988)

First Hawaii
Intermediate Municipal Fund     3.95%        -----         5.58%
(Inception July 5, 1994)




The average annual total return for the Funds for the periods indicated and ended December 31, 1996 are set forth below:


                                                       Since
                             One Year    Five Year   Inception
First Hawaii
Municipal Bond Fund            4.17%       6.34%       7.25%
(Inception November 23, 1988)

First Hawaii
Intermediate Municipal Fund    3.77%       -----       5.63%
(Inception July 5, 1994)



Comparisons and Advertisements

    To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield or total return for the Fund as reported by various financial publications and/or compare yield or total return to yield or total return as reported by other investments, indices, and averages.


The Lehman Municipal Bond Index measures yield, price and total return for the municipal bond market. The Bond Buyer 20 Bond Index is an index of municipal bond yields based on yields of 20 general obligation bonds maturing in 20 years. The Bond Buyer 40 Bond Index is an index of municipal bond yields of 40 general obligation bonds maturing in 40 years.


Financial Statements

    The Financial Statements of each Fund will be audited at least annually by Tait Weller & Baker, Independent Auditors. The 1996 Annual Report to Shareholders is incorporated by reference to this Statement of Additional Information.





                FIRST PACIFIC MUTUAL FUND, INC.

                 FIRST IDAHO TAX-FREE FUND SERIES


               STATEMENT OF ADDITIONAL INFORMATION

    First Pacific Mutual Fund, Inc. (the "Corporation") is a series investment company organized as a Maryland corporation. In this Statement of Additional Information all references to any series of the Corporation will be called the "Fund" unless expressly noted otherwise. First Idaho Tax-Free Fund is the third series of the corporation. The Fund is a non-diversified, open-end management investment company whose investment goal is to provide investors with as high a level of income exempt from federal income taxes and Idaho personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Fund's portfolio is managed by First Pacific Management Corporation (the "Manager").

    This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's Prospectus dated February 1, 1997, (the "Prospectus"). A copy of the Prospectus may be obtained without charge by calling (808) 988-8088.

    The Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the Securities and Exchange Commission ("SEC"), Washington, D.C. This omitted information may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.

                        TABLE OF CONTENTS

Investment Polices and Restrictions.....................................2
Additional Investment Considerations....................................4
Description of Municipal Securities Ratings............................11
Officers and Directors.................................................15
Custodian..............................................................16
Fund Accounting........................................................17
Independent Auditors...................................................17
Investment Management Agreement........................................17
Portfolio Transactions.................................................18
The Distributor........................................................19
Transfer Agent.........................................................20
Performance............................................................21


This Statement of Additional Information is dated February 1, 1997.



              INVESTMENT POLICIES AND RESTRICTIONS

    The investment objective of the Fund is to provide investors with as high a level of income exempt from federal income taxes and Idaho personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Fund will primarily invest its assets in obligations issued by or on behalf of the State of Idaho and its political subdivisions, agencies and certain territories of the United States, the interest on which is exempt from federal and Idaho state income taxes in the opinion of counsel.

    Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:

    1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, except that with respect to 50% of the Fund's total assets up to 25% may be invested in one issuer.

    2. Invest more than 25% of its assets in a single industry. (As described in the Prospectus, the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market; however, the Fund will not invest more than 25% of its assets in industrial development bonds in a single industry.)

    3. Borrow money, except for temporary purposes from banks or in reverse repurchase transactions as described in the Statement of Additional Information and then in amounts not in excess of 5% of the total asset value of the Fund, or mortgage, pledge or hypothecate any assets except in connection with a borrowing and in amounts not in excess of 10% of the total asset value of the Fund. Borrowing (including bank borrowing and reverse repurchase transactions) may not be made for investment leverage, but only to enable the Fund to satisfy redemption requests where liquidation of portfolio securities is considered disadvantageous or inconvenient. In this connection, the Fund will not purchase portfolio securities during any period that such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when-issued" and "delayed delivery" transactions as described in the Prospectus.

    4. Make loans, except to the extent obligations in which the Fund may invest are considered to be loans.

    5. Buy any securities "on margin." The deposit of initial or maintenance margin in connection with municipal bond index and interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.

    6. Sell any securities "short", write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate or other financial futures or index contracts or related options, except as described, from time to time, under the heading "Investment Practices" in the Prospectus.

    7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

    8. Purchase any illiquid assets, including any security which is restricted as to disposition under federal securities laws or by contract ("restricted securities" or which is not readily marketable), if as a result of such purchase more than 15% of the Fund's total assets would be so invested.

    9. Make investments for the purpose of exercising control or participation in management.

    10. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition and except that the Fund may temporarily invest up to 10% of the value of its assets in Idaho tax exempt money market funds for temporary defensive purposes, including when acceptable investments are unavailable. Such tax exempt fund investments will be limited in accordance with Section 12(d) of the 1940 Act.

    11. Invest in equity, interests in oil, gas or other mineral exploration or development programs.

    12. Purchase or sell real estate, commodities or commodity contracts, except to the extent the municipal securities the Fund may invest in are considered to be interests in real estate, and except to the extent the options and futures and index contracts the Fund may invest in are considered to be commodities or commodities contracts.

    The Fund may not change any of these investment restrictions without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.

    Frequent portfolio turnover is not anticipated. The Fund anticipates that the annual portfolio turnover rate of the Fund will be less than 100%. The Fund will not seek capital gain or appreciation but may sell securities held in its portfolio and, as a result, realize capital gain or loss. Sales of portfolio securities will be made for the following purposes: in order to eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the Fund; honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; reinvest the earnings from portfolio securities in like securities; or defray normal administrative expenses.

               ADDITIONAL INVESTMENT CONSIDERATIONS

    Municipal Securities. Municipal securities include long-term obligations, which are often called municipal bonds, as well as shorter term municipal notes, municipal leases, and tax exempt commercial papers. Under normal market conditions, longer term municipal securities have greater price fluctuation than shorter term municipal securities. The two principle classifications of municipal bonds are "general obligation" and "revenue" or "special obligation" bonds, which include "industrial revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above. Some municipal leases and participation certificates may not be considered readily marketable. The "issuer" of municipal securities is generally deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the nongovernmental user of a facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantee of such payment obligations, of
the municipal securities.   Zero coupon bonds are debt obligations which
do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Inverse floaters are types of derivative municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Pre-refunded bonds are municipal bonds for which the issuer has previously provided money and/or securities to pay the principal, any premium, and the interest on the bonds to their maturity date or to a specific call date. The bonds are payable from principal and interest on an escrow account invested in U.S. government obligations, rather than from the usual tax base or revenue stream. As a result, the bonds are rated AAA by the rating agencies.

    The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity payment in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion, upon notice to the note holders, the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals. There generally is no secondary market for these notes, although they are redeemable at face value. Each note purchased by the Fund will meet the criteria established for the purchase of municipal securities.

    Medium and Lower Grade Municipal Securities. Municipal securities which are in the medium and lower grade categories generally offer a higher current yield than that offered by municipal securities which are in the high grade categories, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of principal and interest when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Generally, prices for longer maturity issues tend to fluctuate more than for shorter maturity issues. Additionally, the Fund will seek to reduce risk through portfolio diversification, credit analysis, and attention to current developments and trends in the economy and financial and credit markets.


    Many issuers of medium and lower grade municipal securities choose not to have a rating assigned to their obligations by one of the rating agencies; hence the Fund's portfolio may at times contain unrated securities. Unrated securities may carry a greater risk and a higher yield than rated securities. Although unrated securities are not necessarily lower quality, the market for them may not be so broad as for rated securities. The Fund will purchase only those unrated securities which the Investment Manager believes are comparable to rated securities that qualify for purchase by the Fund.


    Idaho Bonds. Idaho issues several types of municipal securities. These include:

    1. General Obligation bonds (all bonds for the payment of the principal and interest of which the full faith and credit of the State or a political subdivision are pledged and, unless otherwise indicated, including reimbursable general obligation bonds);

    2.   Bonds issued under special improvements statutes;

    3. Revenue bonds or bond anticipation notes (all bonds payable from revenues, or user taxes, or any combination of both, of a public undertaking, improvement, system or loan program); and

    4. Special purpose revenue bonds (all bonds payable from rental or other payments made or any issuer by a person pursuant to contract and security) including anti-pollution revenue bonds. Such bonds shall only be authorized or issued to finance manufacturing, processing or industrial enterprise facilities, utilities serving general public, health care facilities provided to the general public by not-for-profit corporations or low and moderate income governmental housing programs.

    All bonds other than special purpose revenue bonds may be authorized by a majority vote of the members of each House of the State Legislature. Special purpose revenue bonds may be authorized by two-thirds vote of the members of each House of the State Legislature.

    There is a constitutional limitation of $2 million on the issuance of State of Idaho general obligation bonds. Idaho may exceed this limitation only through voter referendum and approval by members of each House of the State Legislature. This limitation on the power of the State to incur indebtedness, applies only to the issuance of State general obligation bonds.

    Because the Fund will ordinarily invest 80% or more of its net assets in Idaho obligations, it is more susceptible to factors affecting Idaho issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state.

    The Idaho economy is concentrated in construction, manufacturing, agriculture, tourism, food products, lumber and mining.

    Agriculture related business ranks as the state's number one industry with cash receipts of close to $3 billion. Over 18,000 Idahoans are employed in food processing operations and more than 32,000 work on farms and ranches.

    The service producing sector, another one of the fastest growing sectors of Idaho's economy, accounts for nearly eight out of every ten nonfarm jobs in Idaho. Categories in this sector include finance, insurance, real estate, transportation, communications, public utilities, trade, services and government. With the expected economic growth and influx of population from outside of the state, these categories are forecast to continue advancement. Idaho's economy is slowly shifting its reliance on agricultural and consumptive natural resource-based industries, to those businesses which include jobs in the categories listed above.

    Tourism is growing rapidly and is Idaho's third largest industry. Between 1989 and 1994, annual travel expenditures have increased from $730 million to over $1.8 billion and employment in travel related businesses has grown by almost 50% since 1982.

    Idaho's hi-tech industry has continued to grow at a rapid pace during the last two years. The electrical and nonelectrical machinery sector may become the state's largest manufacturing employer early next year. According to DRI/McGraw Hill, real spending on office and computing equipment will increase by at least 14.0% annually through 1997.

    With only 3% of the nation's forests, Idaho ranks among the seventh largest producers of softwood lumber in the U.S., producing 5% of the nation's softwood lumber. 1994's wild fires left large tracts of forest land ripe for salvage logging which may help mitigate the efforts the U.S. Forest Service has made in recent years to reduce the number of board feet cut from Idaho forests. The burned timber must be cut within a very short time to reduce the risk of decay thereby rendering it useless for commercial lumber purposes. The salvage sales may help alleviate an otherwise tight lumber supply and employment market. In spite of this, the Idaho Division of Financial Management (DFM) is forecasting an employment decline of 4.3% in 1995.

    Idaho ranks in the top ten domestic producers of gold and has remained one of the nation's largest producers of silver for nearly a century. Idaho also ranks among the nation's leading producers of lead, zinc, antimony, phosphate and molybdenum. The phosphate and molybdenum deposits in southeastern Idaho are the largest in the U.S.

    With the growth in world trade and the reduction of tariffs and other trade barriers, Idaho's economy is becoming increasingly tied to the international marketplace. Between 1987 and 1994, Idaho's total exports have grown from $750 million to $2.3 billion. The growth in merchandise or non-agricultural products has increased from $332 million in 1987 to $1.32 billion in 1994. Based on U. S. Department of Commerce calculations, exports directly account for nearly 44,000 Idaho jobs.

    U.S. Census Bureau data shows total Idaho housing starts rose 54.1% during the first quarter of 1994. Construction employment is correspondingly strong during the same time period. However, the severe housing shortage, while not alleviated, is abating somewhat and longer sales times, rising vacancy rates and moderating rent and sale prices suggest that Idaho's housing supply is finally catching up with the demand.

    The U.S. Department of Commerce Bureau of Economic Analysis reports Idaho nonfarm personal income grew at a healthy 8.4% in the first quarter of 1994. On an annual basis, Idaho nonfarm employment is expected to grow 5.5% in 1994, non-farm personal income is forecast to increase 8.7%, and housing starts are expected to rise 11.4%.


    U.S. Government Securities. Government Securities include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years), and separated or divided U.S. Treasury securities (stripped by the U.S. Treasury) whose payments of principal and interest are all backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association (generally referred to as "GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

    Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA, or better, by S&P or Aa3, or better, by

Moody's); prime commercial paper (rated A-1 + or A-2 by S&P or P-1 or P-2 by Moody's) and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, withholding income taxes at the source, or possible seizure or nationalization of foreign deposits. When the Fund takes a temporary defensive position, the Fund will not be pursuing policies designed to achieve its investment objective.



Investment Practices of the Fund.

    Hedging. Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from that of the original investment. If the Investment Manager deems it appropriate to hedge partially or fully the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and options thereon, such as municipal bond index future contracts and the related put or call options contracts on such index futures.

    Both parties entering into a financial futures contract are required by the contract marketplace to post a good faith deposit, known as "initial margin." Thereafter, the parties must make additional deposits equal to any net losses due to unfavorable price movements of the contract, and are credited with an amount equal to any net gains due to favorable price movements. These additional deposits or credits are calculated and required daily and are known as "maintenance margin." In situations in which the Fund is required to deposit additional maintenance margin, if the Fund has insufficient cash, it may have to sell portfolio securities to meet such maintenance margin requirements at a time when it may be disadvantageous to do so. When the Fund engages in the purchase or sale of futures contracts or the sale of options thereon, it will deposit the initial margin required for such contracts in a segregated account maintained with the Fund's custodian, in the name of the futures commission merchant with whom the Fund maintains the related account. Thereafter, if the Fund is required to make maintenance margin payments with respect to the futures contracts, or mark-to-market payments with respect to such option sale positions, the Fund will make such payments directly to such futures commission merchant. The SEC currently requires mutual funds to demand promptly the return of any excess maintenance margin or mark-to-market credits in its account with futures commission merchants. The fund will comply with SEC requirements concerning such excess margin.

    The Fund may also purchase and sell put and call options on financial futures, including option on municipal bond index futures. An option on a financial future gives the holder the right to receive, upon exercise of the option, a position in the underlying futures contract. When the Fund purchases an option on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a price (the "strike price") determined at the time the option was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer's) position in the underlying futures and the holder of a put option has the right to receive a short (or seller's) position in the underlying futures.

    When the Fund sells an option on a financial futures contract, it receives a cash premium which can be used in whatever way is deemed most advantageous to the Fund. In exchange for such premium, the Fund grants to the option purchaser the right to receive from the Fund, at the strike price, a long position in the underlying futures contract, in the case of a call option, or a short position in such futures contract, in the case of a put option, even though the strike price upon exercise of the option is less (in the case of a call option) or greater (in the case of a put option) than the value of the futures position received by such holder. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The Fund has no obligation to return premiums paid to it whether or not the option is exercised. It will generally be the policy of the Fund, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by the Fund of an option having the same term as the option sold by the Fund, and has the effect of cancelling the Fund's position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. The Securities and Exchange Commission requires that the obligations of mutual funds, such as the Fund, under option sale positions must be "covered."

    The Fund does not intend to engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes in the values of securities in their portfolios resulting from market conditions, such as fluctuations in interest rates. In addition, the Fund will not enter into futures contracts or related options (except in closing transactions) if, immediately thereafter, the sum of the amount of its initial margin deposits and premiums paid for its open futures and options positions, less the amount by which any such options are "in-the-money", would exceed 5% of the Fund's total assets (taken at current value).

    Investments in financial futures and related options entail certain risks. Among these are the possibility that the cost of hedging could have an adverse effect on the performance of the Fund if the Investment Manager predictions as to interest rate trends are incorrect or due to the imperfect correlation between movement in the price of the futures contracts and the price of the Fund's actual portfolio of municipal securities. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the securities in the Fund's portfolio, at the same time hedging transactions tend to limit any potential gains which might result in an increase in the value of such securities. In addition, futures and options markets may not be liquid in all circumstances due, among other things, to daily price movement limits which may be imposed under the rules of the contract marketplace, which could limit the Fund's ability to enter into positions or close out existing positions, at a favorable price. If the Fund is unable to close out a futures position in connection with adverse market movements, the Fund would be required to make daily payments on maintenance margin until such position is closed out. Also, the daily maintenance margin requirement in futures and option sales transactions creates greater potential financial exposure than do option purchase transactions, where the Fund's exposure is limited to the initial cost of the option.

    Income earned or deemed to be earned, if any, by the Fund from its hedging activities will be distributed to its shareholders in taxable distributions.

    The Fund's hedging activities are subject to special provisions of the Internal Revenue Code. These provisions may, among other things, limit the use of losses of the Fund and affect the holding period of the securities held by the Fund and the nature of the income realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without the cash to distribute such income and to incur tax at the Fund level. The Fund and its shareholders may recognize taxable income as a result of the Fund's hedging activities. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

    If the Manager deems it appropriate to seek to hedge the Fund's portfolio against market value changes, the Fund may buy or sell financial futures contracts and related options, such as municipal bond index futures contracts and the related put or call options contracts on such index futures. A tax exempt bond index fluctuates with changes in the market values of the tax exempt bonds included in the index. An index future is an agreement pursuant to which two parties agree to receive or deliver at settlement an amount of cash equal to a specified dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the future was originally written. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. An index future has similar characteristics to a financial future except that settlement is made through delivery of cash rather than the underlying securities. An example is the Long-Term Municipal Bond futures contract traded on the Chicago Board of Trade. It is based on the Bond Buyer's Municipal Bond Index, which represents an adjusted average price of the forty most recent long-term municipal issues of $50 million or more ($75 million in the instance of housing issues) rated A or better by either Moody's Investor Service, Inc. or Standard & Poor's Corporation, maturing in no less than nineteen years, having a first call in no less than seven nor more than sixteen years, and callable at par.

    "When-issued" and "delayed delivery" transactions. The Fund may engage in "when-issued" and "delayed delivery" transactions and utilize futures contracts and options thereon for hedging purposes. The SEC generally requires that when mutual funds, such as the Fund, effect transactions of the foregoing nature, such funds must either segregate cash or readily marketable portfolio securities with its custodian in an amount of its obligations under the foregoing transactions, or cover such obligations by maintaining positions in portfolio securities, futures contracts or options that would serve to satisfy or offset the risk of such obligations. When effecting transactions of the foregoing nature, the Fund will comply with such segregation or cover requirements.

    Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with selected commercial banks or broker-dealers, under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. The difference between the amount the Fund receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest by the Fund. The Fund will maintain in a segregated account having an aggregate value with its custodian, cash, treasury bills, or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements are treated as a borrowing by the Fund and will be used by it as a source of funds on a short-term basis, in an amount not exceeding 5% of the net assets of the Fund (which 5% includes bank borrowings) at the time of entering into any such agreement. The Fund will enter into reverse repurchase agreements only with commercial banks whose deposits are insured by the Federal Deposit Insurance Corporation and whose assets exceed $500 million or broker-dealers who are registered with the SEC. In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit worthiness of such party and will monitor such credit worthiness on an ongoing basis.

           DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

    Standard & Poor's Corporation - A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by Standard & Poor's Corporation) follows:

    An S&P corporate or municipal debt rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on audited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

    1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
    2.   Nature of and provision of the obligation;
    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

1.  Municipal bonds.

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issued only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB  Debt rated "BB", "B", "CCC", or "CC" is regarded, on balance, as
B   predominantly speculative with respect to capacity to pay interest
CCC and repay principal in accordance with the terms of the obligation. CC "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, those are outweighed by large quantities or major risk exposures to adverse conditions.

         Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

         L: The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

         + Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

         * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

2.  Short-term tax exempt notes

         S&P's tax exempt note ratings are generally given to such notes that mature in three years or less. The three rating categories are as follows:

    SP-1 Very strong or strong capacity to pay principal and interest.
         These issues determined to possess overwhelming safety characteristics will be given plus (+) designation.
    SP-2 Satisfactory capacity to pay principal and interest.
    SP-3 Speculative capacity to pay principal and interest.

3.  Tax-exempt Commercial Paper

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The two categories the Fund will invest in are as follows:

    A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. These issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.
    A-1 This designation indicates that the degree of safety regarding timely payment is very strong.
    A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".
    A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
    B Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.



    Moody's Investors Service, Inc. - A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

1.  Municipal bonds

    Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Con.(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

2.  Short-term tax exempt notes

    Short-term Notes. The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of
"favorable quality....but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk but having protection...and not distinctly or predominantly speculative."

3.  Tax exempt commercial paper

    Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.


                      OFFICERS AND DIRECTORS

    The officers and directors of First Pacific Mutual Fund, Inc., their principal occupations for the last five years and their affiliation, if any, with the Manager, or the Fund's Distributor, are shown below. Interested persons of the Fund as defined in the Investment Company Act of 1940 are indicated by an asterisk in the table below.



Name, Age               Position & Office     Principal Occupation During
and Address             With the Fund         the Past Five Years
___________________________________________________________________________

*Terrence K.H. Lee (39)   Director,   President, First Pacific Management Corp.;
1441 Victoria St #901     President   President, First Pacific Securities, Inc.
Honolulu, HI  96822

Samuel L. Chesser (41)    Director    Market Maker and Member Pacific Stock
180 Miller Ave., #6                   Exchange: Formerly President, First
Mill Valley, CA   94941               Pacific Securities, Inc.; Vice President,
                                      First Pacific Management Corporation.

Clayton W.H. Chow (44)    Director    Sr. Account Executive, Federal Express
896 Puuikena Dr.
Honolulu, HI  96821

Lynden Keala (41)         Director    Market Analyst, Vanier Graphics, Inc.
47-532 Hui Iwa St.
Kaneohe, HI   96744

Stuart S. Marlowe (55)    Director    President, Record Service, Inc.
274 Poipu Drive
Honolulu, HI  96825

*Jean M. Chun (40)        Secretary   Corporate Secretary, First Pacific
920 Ward Ave., #12G                   Management Corporation; Corporate
Honolulu, HI  96814                   Secretary, First Pacific Securities, Inc.

*Charlotte A. Meyer (43)  Treasurer   Corporate Treasurer, First Pacific
PO Box 2834                           Management Corporation; Corporate
Kamuela, HI  96743                    Treasurer, First Pacific Securities, Inc.


    The compensation of the officers who are interested persons (as defined in the Investment Company Act of 1940) of the Manager is paid by the Manager. The Fund pays the compensation of all other officers of the Fund who are not interested persons for services or reimbursed for expenses incurred in connection with attending meetings of the Board of Directors. The directors of the Fund are not compensated for services or reimbursed for expenses incurred in connection with attending meetings of the Board of Directors.
The directors and officers as a group own less than 1% of the Fund's shares.


                            CUSTODIAN

    Union Bank of California, N.A. of San Francisco, California, is the custodian of the Fund and has custody of all securities and cash. The custodian, among other things, attends to the collection of principal and income, and payment for the collection of proceeds of securities bought and sold by the Fund.

                         FUND ACCOUNTING

    First Pacific Recordkeeping, Inc., a wholly-owned subsidiary of First Pacific Management Corporation provides fund accounting for the Fund. The annual accounting fee schedule for the Fund is as follows:

    $21,500   Minimum to   $ 20 Million of Average Net Assets
    .000325   On Next      $ 30 Million of Average Net Assets
    .00026    On Next      $ 50 Million of Average Net Assets
    .000195   On Next      $100 Million of Average Net Assets
    .0001625  Over         $200 Million of Average Net Assets


                       INDEPENDENT AUDITORS

    The independent auditors for the Fund are Tait, Weller & Baker, Philadelphia, Pennsylvania.


                 INVESTMENT MANAGEMENT AGREEMENT

    The investment management agreement between the Manager and the Fund provides that the Manager will provide portfolio management services to the Fund including the selection of securities for the Fund to purchase, hold or sell, supply investment research to the Fund and select brokers through whom the Fund's portfolio transactions are executed. The Manager also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as directors and officers of the Fund if duly elected to such positions.

    The agreement provides that the Manager shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

    The Manager's activities are subject to the review and supervision of the Fund's Board of Directors, to whom the Manager renders periodic reports of the Fund's investment activities.

    Fees paid by the Fund for the most recent fiscal year:

          Investment Management Agreement       Amount Waived
        1996        $20                               $20




                      PORTFOLIO TRANSACTIONS

    The Manager will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Manager, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the Manager. Since statistical and other research information is only supplementary to the research efforts of the Manager and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Fund or the Manager may (subject always to best price and execution) take into consideration that certain firms have sold or are selling shares of the Fund, and/or that certain firms provide market, statistical or other research information to the Fund. Securities may be acquired through firms that are affiliated with the Fund, its Manager, or its Distributor and other principal underwriters acting as agent, and not as principal. Transactions will only be placed with affiliated brokers if the price to be paid by the Fund is at least as good as the price the Fund would pay to acquire the security from other unaffiliated parties.

    If it is believed to be in the best interests of the Fund the Manager may place portfolio transactions with unaffiliated brokers or dealers who provide the types of service (other than sales) described above, even if it means the Fund will have to pay a higher commission (or, if the dealer's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's or dealer's furnishing of those services. This will be done, however, only if, in the opinion of the Manager, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

    If purchases or sales of securities of the Fund and of one or more other clients advised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions generally will be beneficial to the Fund.

    The Directors have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the Investment Company Act of 1940 which requires that the commission paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require First Pacific Securities, Inc. to furnish reports to the Directors and to maintain records in connection with such reviews.

    Commissions, fees or other remuneration paid to the Distributor for portfolio transactions for the Fund for the most recent fiscal year: 1996-none.

                         THE DISTRIBUTOR

    Shares of the Fund are offered on a continuous basis through First Pacific
Securities, Inc.   (the "Distributor"), a wholly-owned subsidiary of the
Manager. Pursuant to a distribution agreement, First Pacific Securities, Inc. will purchase shares of the Fund for resale to the public, either directly or through securities dealers and brokers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem the Fund's shares and how the Fund's shares are priced is contained in the Prospectus.

Determining Offering Price
Shares are offered at net asset value plus any applicable sales charge as follows:


                                                           Concession to
                                            As a % of Net  Dealers as a
Amount of                 As a % of         Amount         % of Amount
Investment                Offering Price    Invested       Invested
_________________________________________________________________________

Less than $50,000          2.75%             2.83%          2.25%

$50,000 but less
than $100,000              2.25%             2.30%          1.75%

$100,000 but less
than $250,000              1.75%             1.78%          1.25%

$250,000 but
than $500,000              1.25%             1.27%          0.95%

$500,000 but less
than $1,000,000            1.00%             1.01%          0.80%

$1,000,000 and over        0.00%             0.00%          0.25%*

* The Distributor may pay a concession to dealers, out of its own assets, a fee of up to .25% of the offering price of sales of $1,000,000 or more. However, the Distributor reserves the right to recoup any portion of the amount paid to the dealer if the investor redeems some or all of the shares from the Fund within thirteen months of the time of purchase.

    Under the Distribution Agreement between the Fund and the Distributor, the Distributor pays the expenses for distribution of Fund shares, including preparation and distribution of literature relating to the Fund and its investment performance and advertising and public relations material. The Fund bears the expenses of registration of its shares with the SEC and of sending prospectuses to existing shareholders. The Distributor pays the cost of qualifying and maintaining qualification of the shares for sale under the securities laws of the various states and permits its officers and employees to serve without compensation as directors and officers of the Fund if duly elected to such positions.

    Under the Distribution Plan, the Fund will pay the distributor for expenditures which are primarily intended to result in the sale of the Fund's shares such as advertising, marketing and distributing the Fund's shares and servicing Fund investors, including payments for reimbursement of and/or compensation to brokers, dealers, certain financial institutions, (which may include banks) and other intermediaries for administrative and accounting services for Fund investors who are also their clients. Such third party institutions will receive fees based on the average daily value of the Fund's shares owned by investors for whom the institution performs administrative and accounting services. The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Accordingly, the Fund will engage banks only to perform administrative and investor servicing functions.
The Funds' management believes that such laws should not preclude a bank from performing these services. However, if a bank were prohibited by law from so acting, its investor clients would be permitted to remain
Fund investors and alternative means for continuing the servicing of such investors would be sought.

    The Distribution Agreement continues in effect from year to year if specifically approved at least annually by the shareholders or directors of the Fund and by the Fund's disinterested directors in compliance with the Investment Company Act of 1940. The agreement may be terminated without penalty upon thirty days written notice by either party and will automatically terminate if it is assigned.

    Distribution Plan payments by the Fund for the most recent fiscal year are as follows: none.


                          TRANSFER AGENT

    First Pacific Recordkeeping, Inc., Honolulu, Hawaii, a wholly-owned subsidiary of First Pacific Management Corporation, serves as transfer agent, dividend disbursing agent and redemption agent pursuant to a Transfer and Dividend Disbursing Agency Agreement approved by the Board of Directors of First Pacific Mutual Fund, Inc. at a meeting held for such purpose on January 29, 1996. The agreement is subject to annual renewal by the Board of Directors, including the directors who are not interested persons of the Fund or of the Transfer Agent. Pursuant to the agreement, the Transfer Agent will receive a fee calculated at an annual rate of $16.50 per shareholder account and will be reimbursed out-of-pocket expenses incurred on the Fund's behalf.

    The Transfer Agent acts as paying agent for all Fund expenses and provides all the necessary facilities, equipment and personnel to perform the usual or ordinary services of Transfer and Dividend Paying Agent, including: receiving and processing orders and payments for purchases of shares, opening stockholder accounts, preparing annual stockholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing stockholder reports and prospectuses, withholding certain taxes on nonresident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099
(or equivalent) for all stockholders, preparing and mailing confirmation forms to stockholders for all purposes and redemption of the Fund's shares and all other confirmable transactions in stockholders' accounts, recording reinvestment of dividends and distributions of the Fund's shares and causing redemption of shares for and disbursements of proceeds to withdrawal plan stockholders.


                           PERFORMANCE

    Current yield, tax equivalent yield and total return quotations used by the Fund are based on standardized methods of computing performance mandated by SEC rules. An explanation of those and other methods used by the Portfolio to compute or express performance follows:

    As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base period. According to the new SEC formula:

              Yield = 2 [(a-b + 1)6-1]
                          cd
where
    a= dividends and interest earned during the period.
    b= expenses accrued for the period (net of reimbursements).
    c= the average daily number of shares outstanding during the period that were entitled to receive dividends.
    d= the maximum offering price per share on the last day of the period.


    The yield for the Fund for the 30-day periods ending September 30, 1996 and December 31, 1996 are set forth below:

                                  Month Ended          Month Ended
                                    09/30/96             12/31/96
First Idaho Tax-Free Fund             2.94%                4.48%

    Tax equivalent yield is calculated by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion of the yield of the Fund that is not tax exempt.

    As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the new SEC formula:

              P(1 + T)n =  ERV
where

         P = a hypothetical initial payment of $1,000
         T = average annual total return
         n = number of years
         ERV = ending redeemable value at the end of 1, 5 or 10 year periods of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.


The average annual total return for the Fund for the periods indicated and ended September 30, 1996 are set forth below:
                                                                  Since
                                 One Year       Five Year       Inception
First Idaho Tax-Free Fund          -----          -----          (.75%)
(Inception July 3, 1996)


The average annual total return for the Funds for the periods indicated and ended December 31, 1996 are set forth below:
                                                                  Since
                                 One Year       Five Year       Inception
First Idaho Tax-Free Fund         -----           -----           .88%
(Inception July 3, 1996)


Comparisons and Advertisements

    To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield, tax equivalent yield or total return for the Fund as reported by various financial publications and/or compare yield, tax equivalent yield or total return to yield, tax equivalent yield or total return as reported by other investments, indices, and averages.

    The Lehman Municipal Bond Index measures yield, price, and total return for the municipal bond market. The Bond Buyer 20 Bond Index is an index of municipal bond yields based on yields of 20 general obligation bonds maturing in 20 years. The Bond Buyer 40 Bond Index is an index of municipal bond yields of 40 general obligation bonds maturing in 40 years.

Financial Statements

    The Financial Statements of the Fund will be audited at least annually by Tait Weller & Baker, Independent Auditors. The 1996 Annual Report to Shareholders is incorporated by reference to this Statement of Additional Information.







                          FIRST HAWAII
                      Municipal Bond Fund
                   Intermediate Municipal Fund


November 26, 1996



Dear Shareholders,


1996 has been an exciting year for the First Hawaii family of funds. A slowly growing economy, coupled with low inflation and reduced government spending led to a rewarding year for municipal bond investors. Additionally, the First Hawaii Municipal Bond Fund received national recognition after being awarded Morningstar's highest rating of 5 stars.

For the year ended September 30, 1996:

THE FIRST HAWAII MUNICIPAL BOND FUND had a distribution rate of 5.03% (free from Federal and State of Hawaii taxes). This is a taxable equivalent yield of 8.10% for shareholders in the 31% tax bracket. Net assets grew 5.93% to $54,164,927.

THE FIRST HAWAII INTERMEDIATE MUNICIPAL FUND had a distribution rate of 4.32% (free from Federal and State of Hawaii taxes). This is a taxable equivalent yield of 6.96% for shareholders in the 31% Federal tax bracket. Net assets grew 39.16% to $6,624,234.

On the following pages you will find our Funds' 1996 Annual report. If you have any questions or would like us to provide information about the Funds to your family or friends, please call us at 988-8088.

We would like to thank you for your business as well as the referrals we've received. It has been our pleasure serving you. As we begin our ninth year, we look forward to providing you with the same high levels of performance and service which you have come to expect.

On behalf of the staff and management of the Funds, I would like to extend to you and your family our very best wishes for a safe and happy holiday season.


Sincerely,


\s\ Terrence KH Lee

Terrence KH Lee
President

RATINGS AS OF SEPTEMBER 30, 1996. MORNINGSTAR PROPRIETARY RATINGS ARE SUBJECT TO CHANGE EVERY MONTH. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MORNINGSTAR RATINGS ARE CALCULATED FROM THE FUND'S THREE, FIVE, AND TEN YEAR AVERAGE ANNUAL RETURNS IN EXCESS OF 90-DAY TREASURY BILL RETURNS WITH APPROPRIATE FEE ADJUSTMENTS, AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY T-BILL RETURNS. MORNINGSTAR FUND RETURNS ARE ADJUSTED FOR FEES BUT NOT SALES LOADS. TEN PERCENT OF THE FUNDS IN AN INVESTMENT CATEGORY
RECEIVE FIVE STARS, 22.5% RECEIVE FOUR STARS, 35% RECEIVE THREE STARS, 22.5% RECEIVE TWO STARS, AND 10% RECEIVE ONE STAR. THERE WERE 1745 FUNDS IN THE MUNICIPAL BOND FUND CATEGORY FOR 1 YEAR, 1013 FUNDS IN THIS CATEGORY FOR
5 YEARS.  THE FUND HAD A RANKING OF 5 STARS AND 5 STARS FOR THE 3 AND 5
YEAR PERIODS ENDING 9/30/96. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS. SOME OF THE FUND'S FEES
WERE WAIVED DURING THIS PERIOD. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, RETURNS WOULD HAVE BEEN LOWER.



               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




Board of Directors and Shareholders
First Pacific Mutual Fund, Inc.
Honolulu, Hawaii


We have audited the accompanying statements of assets and liabilities of First Hawaii Municipal Bond Fund and First Hawaii Intermediate Municipal Fund (each a series of shares of First Pacific Mutual Fund, Inc.), including the schedules of investments, as of September 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Hawaii Municipal Bond Fund and First Hawaii Intermediate Municipal Fund as of September 30, 1996, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.






                                                     TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
November 6, 1996




FIRST HAWAII MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS


September 30, 1996
-------------------------------------------------------------------------------


                                                                     VALUE
PAR VALUE                                                           (NOTE 1)

                          HAWAII MUNICIPAL BONDS - 92.08%

               HAWAII COUNTY
                General Obligation Bonds - 3.66%
$1,150,000      7.050%,  6/01/01                                   $ 1,259,250
   100,000      6.800%, 12/01/01                                       104,000
   565,000      7.200%,  6/01/06                                       621,500
                                                                   -----------
                                                                     1,984,750

               HAWAII STATE
                General Obligation Bonds - .94%
   135,000      6.000%, 10/01/08                                       142,763
   330,000      7.125%,  9/01/09                                       364,237
                                                                   -----------
                                                                       507,000

                Airport Systems Revenue Bonds - 5.25%
   400,000      5.125%,   7/01/00                                      405,500
   345,000      6.300%,   7/01/01                                      366,131
   560,000      7.000%,   7/01/20                                      611,800
 1,325,000      7.500%,   7/01/20                                    1,460,813
                                                                   -----------
                                                                     2,844,244

                Department of Budget & Finance Special
                 Purpose Revenue Bonds Citizens
                 Utilities Company - .94%
   400,000      7.375%, 11/01/15                                       408,876
   100,000      7.375%,  9/01/18                                       102,122
                                                                   -----------
                                                                       510,998


                Hawaiian Electric Company, Inc. - 4.30%
 1,655,000      7.625%, 12/01/18                                     1,789,469
   310,000      7.600%,  7/01/20                                       334,025
   200,000      7.600%,  5/01/26                                       205,500
                                                                   -----------
                                                                     2,328,994

                Kapiolani Hospital - 3.86%
 1,550,000      6.400%,   7/01/13                                    1,594,562
   430,000      7.650%,   7/01/19                                      493,425
                                                                   -----------
                                                                     2,087,987

                Kaiser Permanente Center - 4.08%
 2,150,000      6.250%,   3/01/21                                    2,211,812
                                                                   -----------

                Queen's Medical Center Program - 6.69%
   200,000      6.800%,   7/01/00                                      211,500
   300,000      5.200%,   7/01/04                                      303,375
   540,000      6.900%,   7/01/04                                      575,775
   250,000      6.125%,   7/01/11                                      272,188
   600,000      6.200%,   7/01/22                                      655,500
 1,635,000      5.750%,   7/01/26                                    1,604,343
                                                                   -----------
                                                                     3,622,681

                St. Francis Medical Center - 3.47%
 1,765,000      6.500%,   7/01/22                                    1,879,725
                                                                   -----------

                Wahiawa General Hospital - 6.26%
   230,000      7.125%,   7/01/98                                      236,900
 2,985,000      7.500%,   7/01/12                                    3,152,906
                                                                   -----------
                                                                     3,389,806


               Department of Transportation
                Special Facilities Revenue Bonds - 4.08%
 2,250,000     5.750%,   3/01/13                                     2,210,625
                                                                   -----------

               Harbor Capital Improvements Revenue
                Bonds, Series 1989 - 3.74%
   300,000     5.650%,   7/01/02                                       311,250
   100,000     6.200%,   7/01/03                                       106,750
   280,000     6.300%,   7/01/04                                       301,350
   125,000     7.250%,   7/01/10                                       136,563
   260,000     7.250%,   7/01/13                                       270,182
   540,000     7.000%,   7/01/17                                       584,550
   300,000     6.500%,   7/01/19                                       316,875
                                                                   -----------
                                                                     2,027,520

               Highway Revenue Bonds, Series 1993 - 2.45%
   200,000     5.000%,   7/01/09                                       192,250
   150,000     5.000%,   7/01/11                                       142,125
 1,000,000     5.600%,   7/01/14                                       995,000
                                                                   -----------
                                                                     1,329,375

               Housing Authority
                Single Family Mortgage Purpose
                 Revenue Bonds - 15.18%
   145,000      6.300%,   7/01/99                                      149,350
   525,000      8.000%,   7/01/08                                      544,688
   390,000      8.000%,   7/01/10                                      409,012
   405,000      7.000%,   7/01/11                                      425,250
   100,000      5.700%,   7/01/13                                       98,125
   590,000      6.900%,   7/01/16                                      616,550
   305,000      7.375%,   7/01/16                                      313,006
 1,505,000      8.125%,   7/01/17                                    1,582,131
   530,000      9.250%,   7/01/17                                      538,613
   495,000      8.125%,   7/01/19                                      520,369
   455,000      6.750%,   7/01/20                                      468,081
   540,000      7.100%,   7/01/24                                      564,300
 1,865,000      5.900%,   7/01/27                                    1,851,519
   135,000      7.800%,   7/01/29                                      141,581
                                                                   -----------
                                                                     8,222,575


                Multi-Family Mortgage Purpose
                 Revenue Bonds - 6.50%
    70,000      4.000%,   7/01/97                                       69,783
   180,000      4.500%,   1/01/99                                      178,875
   200,000      4.800%,   1/01/01                                      197,750
   205,000      4.800%,   7/01/01                                      203,975
   210,000      4.900%,   1/01/02                                      207,375
   215,000      4.900%,   7/01/02                                      213,656
 1,000,000      5.700%,   7/01/18                                      961,250
 1,500,000      6.100%,   7/01/30                                    1,488,750
                                                                   -----------
                                                                     3,521,414

                Public Housing Authority Bonds - .35%
   185,000      5.750%,   8/01/00                                      189,520
                                                                   -----------

                University Faculty Housing - 4.18%
    90,000      4.350%, 10/01/00                                        89,550
   330,000      4.450%, 10/01/01                                       327,938
   345,000      4.550%, 10/01/02                                       342,412
 1,500,000      5.700%, 10/01/25                                     1,505,625
                                                                   -----------
                                                                     2,265,525


                HONOLULU CITY & COUNTY
                 Board of Water Supply - 1.58%
  100,000        5.000%,   7/01/04                                    100,750
  750,000        5.800%,   7/01/21                                    754,688
                                                                  -----------
                                                                      855,438

                 General Obligation Bonds - 2.84%
  100,000        7.300%,   7/01/03                                    114,250
  200,000        7.350%,   7/01/06                                    234,250
  100,000        7.250%,   2/01/08                                    107,875
1,000,000        7.300%,   2/01/09                                  1,080,000
                                                                  -----------
                                                                    1,536,375

                 Halawa Business Park - 1.81%
  170,000        6.300%, 10/15/00                                     179,350
  370,000        6.500%, 10/15/02                                     398,675
  365,000        6.600%, 10/15/03                                     399,675
                                                                  -----------
                                                                      977,700

                 Housing Authority
                  Multi-Family Mortgage Purpose
                   Revenue Bonds - 1.93%
1,000,000         6.900%,   6/20/35                                 1,046,250
                                                                  -----------

                 KAUAI COUNTY
                  General Obligation Bonds - 5.02%
  595,000         6.700%,   8/01/97                                   609,869
  255,000         6.100%,   2/01/99                                   257,076
  300,000         5.100%,   2/01/01                                   304,875
  410,000         5.850%,   8/01/07                                   428,450
  780,000         5.850%,   8/01/07                                   815,100
  295,000         5.900%,   2/01/12                                   300,531
                                                                  -----------
                                                                    2,715,901

                 MAUI COUNTY
                  General Obligation Bonds - 1.54%
  740,000         8.000%,   1/01/01                                   834,350
                                                                  -----------

                  Water System Revenue - 1.43%
  315,000         5.850%, 12/01/00                                    332,325
  400,000         6.600%, 12/01/07                                    440,500
                                                                  -----------
                                                                      772,825
                                                                  -----------

                  TOTAL HAWAII MUNICIPAL BONDS                     49,873,390
                                                                  -----------



                PUERTO RICO MUNICIPAL BONDS - 5.00%
                 Puerto Rico Commonwealth Electric
                  Power Authority Revenue Bonds - .73%
  100,000        7.125%,   7/01/14                                     108,750
  100,000        7.125%,   7/01/14                                     108,750
  110,000        7.125%,   7/01/14                                     117,837
   55,000        7.125%,   7/01/14                                      58,919
                                                                   -----------
                                                                       394,256

                 General Obligation Bonds - .14%
   70,000        7.750%,   7/01/13                                      75,688
                                                                   -----------





                 Housing Finance Corp.
                  Multi-Family Mortgage Revenue
                   Bonds - 1.17%
  455,000         7.500%,   4/01/22                                    477,181
  150,000         7.650%, 10/15/22                                     157,875
                                                                   -----------
                                                                       635,056

                  Industrial, Medical & Environmental
                   Pollution Control
                  Abbott Laboratories - .55%
  295,000         6.500%,   7/01/09                                    296,516
                                                                   -----------

                  Baxter Travenol Laboratories - .60%
  300,000         8.000%,   9/01/12                                    326,250
                                                                   -----------

                  Upjohn Co. Project - 1.66%
  825,000         7.500%, 12/01/23                                     898,219
                                                                   -----------

                  Public Building Authority
                  Health Facilities & Services - .15%
   75,000         7.250%,   7/01/17                                     80,156
                                                                   -----------

                  TOTAL PUERTO RICO MUNICIPAL BONDS                  2,706,141
                                                                   -----------


                  VIRGIN ISLANDS MUNICIPAL BONDS - .86%

                 VIRGIN ISLANDS
                  Port Authority Airport Revenue Bonds - .64%
  325,000         8.100%, 10/01/05                                     346,531
                                                                   -----------

                  Public Finance Authority, Series A - .22%
  100,000         7.300%, 10/01/18                                     121,375
                                                                   -----------

                  TOTAL VIRGIN ISLANDS MUNICIPAL BONDS                 467,906
                                                                   -----------


     Total Investments (Cost $51,274,306) (a)       97.94%          53,047,437
     Other Assets Less Liabilities                   2.06            1,117,490
                                                   -------         -----------

                        Net Assets                 100.00%         $54,164,927
                                                   =======         ===========



(a)  Aggregate cost for federal income tax purposes is $51,278,944.

     At September 30, 1996, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

         Gross unrealized appreciation                             $ 1,875,398
         Gross unrealized depreciation                                (106,905)
                                                                   -----------

            Net unrealized appreciation                            $ 1,768,493
                                                                   ===========




-------------------------------------------------------------------------------

See accompanying notes to financial statements

































FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

SCHEDULE OF INVESTMENTS


September 30, 1996
-------------------------------------------------------------------------------


                                                                       VALUE
PAR VALUE                                                             (NOTE 1)
                HAWAII MUNICIPAL BONDS - 96.10%
                 HAWAII COUNTY
                  General Obligation Bonds - 4.06%
$  65,000         6.350%,  5/15/01                                  $   65,093
  100,000         6.800%, 12/01/01                                     104,000
  100,000         6.500%,   5/15/06                                    100,160
                                                                    ----------
                                                                       269,253

                 HAWAII STATE
                  General Obligation Bonds - 1.56%
  100,000         5.500%,   7/01/01                                    103,625
                                                                    ----------

                  Airport Systems Revenue Bonds - 14.75%
  500,000         5.125%,    7/01/00                                   608,250
  105,000         6.400%,    7/01/02                                   113,006
  250,000         5.700%,    7/01/07                                   255,625
                                                                    ----------
                                                                       976,881

                  Department of Budget & Finance Special
                   Purpose Revenue Bonds
                  Citizens Utilities Company - 4.62%
  300,000         7.375%,   9/01/18                                    306,366
                                                                    ----------

                  Kapiolani Hospital - 8.08%
  200,000         5.500%,   7/01/05                                    202,500
  290,000         7.650%,   7/01/19                                    332,775
                                                                    ----------
                                                                       535,275

                  Queen's Medical Center Program - 6.25%
  200,000         6.800%,   7/01/00                                    211,500
  200,000         5.200%,   7/01/04                                    202,250
                                                                    ----------
                                                                       413,750

                  St. Francis Medical Center - 4.12%
  270,000         5.250%,  7/01/97                                     272,730
                                                                    ----------

                  Wahiawa General Hospital - 4.51%
  290,000         7.125%,   7/01/98                                    298,700
                                                                    ----------

                  Harbor Capital Improvements Revenue
                   Bonds, Series 1989 - 4.73%
  200,000         5.650%,   7/01/02                                    207,500
  100,000         5.850%,   7/01/02                                    105,500
                                                                    ----------
                                                                       313,000

                  Highway Revenue Bonds, Series 1993 - 3.02%
  200,000         4.800%,   7/01/03                                    200,000
                                                                    ----------

                  Housing Authority
                   Single Family Mortgage Purpose Revenue
                    Bonds - 5.14%
  200,000         6.300%,   7/01/99                                    206,000
  130,000         6.800%,  7/01/99                                     134,225
                                                                    ----------
                                                                       340,225

                  Multi-Family Mortgage Purpose Revenue
                   Bonds - 3.99%
  165,000         4.000%,   1/01/97                                    164,705
  100,000         4.000%,  7/01/97                                      99,690
                                                                    ----------
                                                                       264,395

                  Public Housing Authority Bonds - 3.09%
  200,000         5.750%,   8/01/00                                    204,886
                                                                    ----------


                 University Faculty Housing - 3.45%
  230,000        4.350%, 10/01/00                                     228,850
                                                                   ----------

                 University of Hawaii - 4.32%
                  University Revenue Bonds
  280,000        5.450%, 10/01/06                                     286,300
                                                                  -----------

                HONOLULU CITY & COUNTY
                 Board of Water Supply - 4.56%
  300,000        5.000%,   7/01/04                                    302,250
                                                                   ----------


                 General Obligation Bonds - 1.53%
  100,000        5.000%, 10/01/02                                     101,125
                                                                   ----------

                 Halawa Business Park - 3.19%
  200,000        6.300%, 10/15/00                                     211,000
                                                                   ----------

                KAUAI COUNTY
                 General Obligation Bonds  - 4.57%
  300,000        6.100%,   2/01/99                                    302,442
                                                                   ----------

                MAUI COUNTY
                 General Obligation Bonds - 3.23%
  190,000        8.000%,   1/01/01                                    214,225
                                                                   ----------

                 Water System Revenue - 3.33%
  100,000        6.600%, 12/01/07                                     110,125
  100,000        6.700%, 12/01/11                                     110,625
                                                                   ----------
                                                                      220,750
                                                                   ----------

                 TOTAL HAWAII MUNICIPAL BONDS                       6,366,028
                                                                   ----------


                       PUERTO RICO MUNICIPAL BONDS - 4.01%

                PUERTO RICO COMMONWEALTH
                 Electric Power Authority Revenue
                  Bonds - 1.48%
   90,000        7.125%,   7/01/14                                     97,875
                                                                   ----------

                 General Obligation Bonds - 1.50%
   90,000        7.750%,   7/01/17                                     99,225
                                                                   ----------

                 Housing Finance Corp.
                  Single Family Mortgage Revenue
                   Bonds - 1.03%
   65,000         6.150%,   8/01/03                                    68,087
                                                                   ----------

    Total Puerto Rico Municipal Bonds                                 265,187
                                                                   ----------



    Total Investments (Cost $6,527,604) (a)     100.11 %            6,631,215
    Liabilities in Excess of Other Assets         (.11)                (6,976)
                                                 ------            ----------

                 Net Assets                     100.00 %           $6,624,239
                                                 ======            ==========


(a)   Aggregate cost for federal income tax purposes is $6,527,604.

      At September 30, 1996, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

         Gross unrealized appreciation                            $  104,933
         Gross unrealized depreciation                                (1,322)
                                                                  ----------
           NET UNREALIZED APPRECIATION                            $  103,611
                                                                  ==========



-------------------------------------------------------------------------------

See accompanying notes to financial statements





























FIRST HAWAII MUNICIPAL BOND FUND
FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1996
-------------------------------------------------------------------------------


                                                               Municipal          Intermediate
                                                                 Bond               Municipal
                                                                 Fund                  Fund


ASSETS
  Investments at market value
    (Identified cost $51,274,306
      and $6,527,604, respectively) (Note 1(A))                $53,047,437          $6,631,215
   Cash                                                          1,337,019              95,685
   Interest receivable                                             866,616             103,680
   Receivable for fund shares sold                                    -                    916
                                                               -----------          ----------
        Total assets                                            55,251,072           6,831,496
                                                               -----------          ----------


LIABILITIES
   Payable for investments purchased                             1,001,350             200,618
   Accrued expenses                                                 26,174               3,904
   Distributions payable                                            58,621               2,735
                                                               -----------          ----------
        Total liabilities                                        1,086,145             207,257
                                                               -----------          ----------

NET ASSETS
   (applicable to 4,972,944 and 1,294,198
     shares outstanding, $.01 par value,
      20,000,000 shares authorized)                            $54,164,927          $6,624,239
                                                               ===========          ==========

NET ASSET VALUE, OFFERING AND REPURCHASE PRICE PER SHARE

  ($54,164,927 / 4,972,944 shares)                                  $10.89
                                                                    ======
  ($6,624,239 / 1,294,198 shares)                                                        $5.12
                                                                                         =====

NET ASSETS
   At September 30, 1996, net assets consisted of:
    Paid-in capital                                            $52,621,279          $6,505,223
    Accumulated net realized gain (loss) on investments           (229,483)             15,405
    Net unrealized appreciation                                  1,773,131             103,611
                                                               -----------          ----------
                                                               $54,164,927          $6,624,239
                                                               ===========          ==========




-------------------------------------------------------------------------------

See accompanying notes to financial statements








































FIRST HAWAII MUNICIPAL BOND FUND
FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

STATEMENT OF OPERATIONS

Year ended September 30, 1996
-------------------------------------------------------------------------------


                                                                   Municipal          Intermediate
                                                                     Bond               Municipal
                                                                     Fund                 Fund

INVESTMENT INCOME
   Interest income                                                $3,173,398            $297,127
                                                                  ----------            --------

   Expenses
      Management fee (Note 2)                                        265,680              29,311
      Distribution costs (Note 2)                                     57,119               4,491
      Transfer agent fees (Note 2)                                    47,215              14,400
      Shareholder services (Note 2)                                   53,136               5,862
      Accounting fees (Note 2)                                        39,222              23,865
      Legal and audit fees                                            24,927               4,263
      Printing                                                        14,920               1,379
      Custodian fees                                                  10,311               3,000
      Insurance                                                        7,519                 767
      Registration fees                                                1,599                 528
      Directors fees                                                     800                  -
                                                                  ----------               -----
      Total expenses                                                 522,448              87,866
      Fee reductions (Note 4)                                        (17,405)             (5,365)
      Expenses reimbursed or waived  (Note 2)                           -                (38,462)
                                                                  ----------            --------
      Net expenses                                                   505,043              44,039
                                                                  ----------            --------
         Net investment income                                     2,668,355             253,088
                                                                  ----------            --------




REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain from security transactions                       21,217              17,216
   Increase (decrease) in unrealized appreciation
    of investments                                                   202,015             (35,876)
                                                                  ----------            --------
         Net gain (loss) on investments                              223,232             (18,660)
                                                                  ----------            --------

         Net increase in net assets resulting
          from operations                                         $2,891,587            $234,428
                                                                  ==========            ========





-------------------------------------------------------------------------------

See accompanying notes to financial statements








































FIRST HAWAII MUNICIPAL BOND FUND

STATEMENT OF CHANGES IN NET ASSETS


Years ended September 30, 1996 and 1995
-------------------------------------------------------------------------------



                                                                     1996                1995
                                                                     ----                ----
INCREASE (DECREASE) IN NET ASSETS FROM
  Operations
    Net investment income                                         $ 2,668,355        $ 2,559,984
    Net realized gain (loss) on investments                            21,217           (264,520)
    Increase in unrealized appreciation of investments                202,015          1,552,334
                                                                  -----------        -----------
     Net increase in net assets resulting from operations           2,891,587          3,847,798

  Distributions to shareholders from
    Net investment income
     ($.55 and $.55 per share, respectively)                       (2,668,355)        (2,559,984)
    Realized capital gains
     ($.06 per share)                                                    -              (393,211)

   Capital share transactions (a)
      Increase (decrease) in net assets resulting
       from capital share transactions                               2,810,813        (1,993,708)

            Total increase (decrease) in net assets                  3,034,045        (1,099,105)

NET ASSETS
   Beginning of year                                                51,130,882        52,229,987
                                                                   -----------       -----------

   End of year                                                     $54,164,927       $51,130,882
                                                                   ===========       ===========











(a)   Summary of capital share activity follows:


                                                           1996                             1995
                                                ---------------------------        ------------------------
                                                Shares                Value         Shares            Value

Shares sold                                     982,410            $10,706,770      857,509      $  9,080,787
Shares issued on reinvestment
 of distributions                               173,650              1,892,040      200,904         2,110,188
                                              ----------           -----------   ----------      ------------
                                              1,156,060             12,598,810    1,058,413        11,190,975
Shares redeemed                                (900,255)            (9,787,997)  (1,261,140)      (13,184,683)
                                              ----------           -----------   ----------      ------------

  Net increase (decrease)                       255,805            $ 2,810,813     (202,727)      $(1,993,708)
                                              ==========           ===========   ==========      ============





-------------------------------------------------------------------------------

See accompanying notes to financial statements

























FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS


Years ended September 30, 1996 and 1995
-------------------------------------------------------------------------------


                                                                  1996                  1995
                                                                  ----                  ----
INCREASE (DECREASE) IN NET ASSETS FROM
 Operations
  Net investment income                                       $  253,088            $  187,328
  Net realized gain (loss) on investments                         17,216                (1,811)
  Increase (decrease) in unrealized appreciation
   of investments                                                (35,876)              150,634
                                                              ----------            ----------
    Net increase in net assets resulting from
     operations                                                  234,428               336,151

  Distributions to shareholders from
    Net investment income ($.22 and $.23 per share,
     respectively)                                              (253,088)             (187,328)

  Capital share transactions (a)
    Increase in net assets resulting from capital
     share transactions                                        1,882,838             2,164,414
                                                              ----------            ----------

            Total increase in net assets                       1,864,178             2,313,237

NET ASSETS
   Beginning of year                                           4,760,061             2,446,824
                                                              ----------            ----------

   End of year                                                $6,624,239            $4,760,061
                                                              ==========            ==========











(a)   Summary of capital share activity follows:



                                                              1996                         1995
                                                   --------------------------    -----------------------
                                                     Shares         Value          Shares        Value

Shares sold                                         688,964     $3,522,684         730,169    $ 3,638,418
Shares issued on reinvestment of distributions       43,852        224,869          34,948        176,499
                                                   --------     ----------       ---------    -----------
                                                    732,816      3,747,553         765,117      3,814,917
Shares redeemed                                    (364,169)    (1,864,715)       (329,433)    (1,650,503)
                                                   --------     ----------       ---------    -----------

   NET INCREASE                                     368,647     $1,882,838         435,684     $2,164,414
                                                   ========     ==========       =========     ===========





-------------------------------------------------------------------------------

See accompanying notes to financial statements

























FIRST HAWAII MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS


(For a share outstanding throughout the period)
-------------------------------------------------------------------------------



                                                      Years ended September 30,


                                                           1996       1995       1994       1993       1992
                                                           ----       ----       ----       ----       ----
Net asset value
    Beginning of year                                     $10.84     $10.62     $11.48     $10.90     $10.47
                                                          ------     ------     ------     ------     ------

Income from investment operations
    Net investment income                                    .55        .55        .55        .58        .60
    Net gain (loss) on securities
       (both realized and unrealized)                        .05        .31      (.80)        .60        .43
                                                       ---------  --------- ---------   ---------  ---------
       Total from investment operations                      .60        .86      (.25)       1.18       1.03
                                                       ---------  --------- ---------    --------   --------

Less distributions
    Dividends from net investment income                    (.55)      (.55)      (.55)      (.58)     (.60)
    Distributions from capital gains                          -        (.09)      (.06)      (.02)        -
                                                       ----------   --------- --------- ---------   --------
         Total distributions                                (.55)      (.64)      (.61)      (.60)      (.60)
                                                        ---------   --------- --------- ---------   ---------

    End of year                                           $10.89     $10.84     $10.62     $11.48     $10.90
                                                          ======     ======     ======     ======     ======

Total return                                                5.62%      8.42 %    (2.18)%    11.11%     10.16%

Ratios/Supplemental Data
    Net assets, end of period (in 000's)                 $54,165    $51,131    $52,230    $57,396    $39,291

    RATIO OF EXPENSES TO AVERAGE NET ASSETS
      Before expense reimbursements                          .98%      1.00%       .97%       .95%      .95%
      After expense reimbursements                           .98% (a)   .97% (a)   .95%       .95%      .95%

    RATIO OF NET INVESTMENT INCOME TO
      AVERAGE NET ASSETS
      Before expense reimbursements                         5.03%      5.19 %     4.99%      5.21%     5.67%
      After expense reimbursements                          5.03%      5.22 %     5.01%      5.21%     5.67%

    Portfolio turnover                                     15.16%     17.08%     40.22%     27.77%    18.44%



(a) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian arrangement were .95% in 1996 and 1995. Prior to 1995, such reductions were reflected in the expense ratios.




-------------------------------------------------------------------------------

See accompanying notes to financial statements






































FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS


(For a share outstanding throughout the period)
-------------------------------------------------------------------------------

                                                                                       Period
                                                                                    July 5, 1994*
                                                                                         to
                                                    Years ended September 30,       September 30,
                                                     1996               1995            1994
                                                     ----               ----         -----------



Net asset value
  Beginning of period                                $5.14              $4.99           $5.00
                                                     -----              -----           -----

Income from investment operations
  Net investment income                                .22                .23             .05
  Net gain (loss) on securities (unrealized)          (.02)               .15            (.01)
                                                    -------            -------         -------
    Total from investment operations                   .20                .38             .04
                                                    -------            -------         -------

Less distributions
  Dividends from net investment income                (.22)              (.23)           (.05)
                                                    -------            -------         -------

   End of period                                     $5.12              $5.14           $4.99
                                                     =====              =====           =====

Total return                                          3.95%              7.86%            .72%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period (in 000's)            $6,624             $4,760          $2,447

    RATIO OF EXPENSES TO AVERAGE NET ASSETS
      Before expense reimbursements                   1.50%              1.90%           4.48% (a)
      After expense reimbursements                     .84% (b)           .66% (b)          0% (a)

    RATIO OF NET INVESTMENT INCOME TO
     AVERAGE NET ASSETS
      Before expense reimbursements                   3.66%              3.39%            .12% (a)
      After expense reimbursements                    4.32%              4.63%           4.60% (a)

    PORTFOLIO TURNOVER                               17.76%             10.04%              0%




    *  Commencement of operations

   (a) Annualized

   (b) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian arrangement were .75% and .64% for 1996 and 1995, respectively. Prior to 1995, such reductions were reflected in the expense ratios.


-------------------------------------------------------------------------------

See accompanying notes to financial statements
































FIRST HAWAII MUNICIPAL BOND FUND
FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 1996
-------------------------------------------------------------------------------


(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      First Hawaii Municipal Bond Fund and First Hawaii Intermediate Municipal Fund ("Funds") are each a series of shares of First Pacific Mutual Fund, Inc. which is registered under the Investment Company Act of 1940, as a non-diversified open-end management company.

      The investment objective of the Funds is to provide investors with the maximum level of income exempt from federal and Hawaii income taxes consistent with the preservation of capital. The Funds seek to achieve their objective by investing primarily in municipal securities which pay interest that is exempt from federal and Hawaii income taxes.

      The Funds are subject to the risk of price fluctuation of the municipal securities held in its portfolio which is generally a function of the underlying credit rating of an issuer, the maturity length of the securities, the securities' yield, and general economic and interest rate conditions.

      Since the Funds invest primarily in obligations of issuers located in Hawaii, the marketability and market value of these obligations may be affected by certain Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations, voter initiatives, and other political and economic developments. If any such problems arise, they could adversely affect the ability of various Hawaiian issuers to meet their financial obligation.

      In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

      (A)  SECURITY VALUATION
           Portfolio securities, which are fixed income securities, are valued by an independent pricing service using market quotations, prices provided by market-makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, in accordance with procedures established in good faith by the Board of Directors. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the Board of Directors.

      (B)  FEDERAL INCOME TAXES
           It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies
           and  to   distribute   their  taxable   income,   if  any,  to  their
           shareholders.
           Therefore, no federal income tax provision is required.

      (C) SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS
           Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Bond discounts and premiums are amortized as required by the Internal Revenue Code. Distributions to shareholders are declared daily and reinvested or paid in cash monthly. Premiums and discounts are amortized in accordance with income tax regulations.


(2)   INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      First Pacific Management Corporation ("FPMC") provides the Funds with management and administrative services pursuant to a management agreement. In accordance with the terms of the management agreement, FPMC receives compensation at the annual rate of .50% of each Fund's average daily net assets.

      FPMC also provides the Funds with certain clerical, bookkeeping and shareholder services pursuant to a service agreement approved by the Funds' directors. As compensation for these services FPMC receives a fee, computed daily and payable monthly, at an annualized rate of .10% of each Fund's average daily net assets.

      The Funds' distributor, First Pacific Securities ("FPS"), a wholly-owned subsidiary of FPMC, received $57,119 for costs incurred in connection with the sale of First Hawaii Municipal Bond Fund's shares. FPS also received $4,491 for costs incurred with the sale of First Hawaii Intermediate Municipal Fund's shares (See Note 3).

      First Pacific Recordkeeping, ("FPR"), a wholly-owned subsidiary of FPMC, serves as the transfer agent and accounting agent for the Funds.


-------------------------------------------------------------------------------








FIRST HAWAII MUNICIPAL BOND FUND
FIRST HAWAII INTERMEDIATE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS - (Continued)

September 30, 1996
-------------------------------------------------------------------------------


      For the year ended September 30, 1996, FPMC and FPR voluntarily waived certain management, transfer agent, shareholder services, and accounting fees in the amount of $38,462 for First Hawaii Intermediate Municipal Fund.

      Certain officers and directors of the Funds are also officers of FPMC, FPS and FPR.


(3)   DISTRIBUTION COSTS

      The Funds' Board of Directors, including a majority of the Directors who are not "interested persons" of the Funds, as defined in the Investment Company Act of 1940, adopted a distribution plan pursuant to Rule 12b-1 of the Act. The Plan regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares.

      The Plan provides that the Funds may incur certain costs, which may not exceed .25% per annum of the Funds' average daily net assets, for payment to the distributor for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of shares of the Funds.


(4)   PURCHASES AND SALES/CUSTODY OF SECURITIES

      Purchases and sales of securities aggregated $10,867,149 and $7,895,674, respectively for the First Hawaii Municipal Bond Fund. Purchases and sales of securities for First Hawaii Intermediate Municipal Fund aggregated $5,639,020 and $3,203,068, respectively. Under an agreement with the Custodian Bank, custodian fees are reduced by credits for cash balances. During the year ended September 30, 1996, such reductions amounted to $17,405 and $5,365 for the First Hawaii Municipal Bond Fund and the First Hawaii Intermediate Municipal Bond Fund, respectively.


-------------------------------------------------------------------------------





THE FOLLOWING TWO TABLES, INCLUDING AVERAGE ANNUAL TOTAL
RETURN INFORMATION,
WERE PRESENTED AS GRAPHS IN THE ANNUAL REPORT TO SHAREHOLDERS
DATED
SEPTEMBER 30, 1996:

_________________________________________________________________________
______

   FIRST HAWAII MUNICIPAL BOND FUND AS COMPARED TO THE LEHMAN
MUNI BOND INDEX
            ( Comparison of Change in Value of $10,000 Investment )



                           9/1989   9/1990   9/1991   9/1992   9/1993   9/1994   9/1995   9/1996
                           ------   ------   ------   ------   ------   ------   ------   ------
First Hawaii Municipal
 Bond Fund                 10,815   11,233   12,593   13,873   15,415   15,079   16,349   17,268

Lehman Muni Bond Index     10,717   11,426   12,848   14,015   15,707   15,442   16,999  18,303




AVERAGE ANNUAL TOTAL RETURN

1 Year               5.62%
5 Years              6.52%
Inception            7.20%


_________________________________________________________________________
______

             FIRST HAWAII INTERMEDIATE MUNICIPAL FUND AS COMPARED TO
                           THE LEHMAN MUNI BOND INDEX
            ( Comparison of Change in Value of $10,000 Investment )




                                 9/1993   9/1994   9/1995   9/1996
                                 ------   ------   ------   ------

First Hawaii Intermediate
 Municipal Fund                  10,000   10,072   10,864   11,293

Lehman Muni Bond Index           10,000   10,070   11,197   11,943




AVERAGE ANNUAL TOTAL RETURN

1 Year               3.95%
Inception            5.58%



_________________________________________________________________________
______














































               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors and Shareholders
First Pacific Mutual Fund, Inc.
Honolulu, Hawaii


We have audited the accompanying statement of assets and liabilities of First Idaho Tax-Free Fund (a series of shares of First Pacific Mutual Fund, Inc.), including the schedule of investments, as of September 30, 1996, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period July 3, 1996 (commencement of operations) the September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Idaho Tax-Free Fund as of September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the period July 3, 1996 to September 30, 1996, in conformity with generally accepted accounting principles.





                                                    TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
November 6, 1996






FIRST IDAHO TAX-FREE FUND

SCHEDULE OF INVESTMENTS

September 30, 1996
-------------------------------------------------------------------------------


 PAR                                                                               VALUE
VALUE                                                                             (NOTE 1)

                         IDAHO MUNICIPAL BONDS (21.98%)
               Cassia & Twin Falls County
                  General Obligation Bonds (21.98%)
$25,000           5.375%, 8/01/13                                                 $  24,375
                                                                                  ---------


                      PUERTO RICO MUNICIPAL BONDS (38.09%)
               Puerto Rico Commonwealth
                  Housing Finance Corp.
                     Multi-Family Mortgage Revenue Bonds (4.73%)
  5,000           7.500%, 4/01/22                                                     5,244
                                                                                 -----------

                     Single Family Mortgage Revenue Bonds (4.73%)
  5,000              6.150%, 8/01/03                                                  5,238
                                                                                 -----------

                  Industrial, Medical & Environmental Pollution Control
                     Abbott Laboratories (4.53%)
  5,000              6.500%, 7/01/09                                                  5,025
                                                                                 -----------

                  Public Building Authority
                     Health Facilities & Services (24.10%)
 25,000              7.250%, 7/01/17                                                 26,719
                                                                                  ----------
                       TOTAL PUERTO RICO MUNICIPAL BONDS                             42,226
                                                                                  ----------


                       TOTAL INVESTMENTS (COST $66,459) (A)          60.07%          66,601
                       OTHER ASSETS LESS LIABILITIES                 39.93           44,279
                                                                    -------        ----------

                     Net Assets                                     100.00%        $110,880
                                                                    =======        ==========


       (a)   Aggregate cost for federal income tax purposes is $66,400.

             At September 30, 1996, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

                Gross unrealized appreciation                                          $168
                Gross unrealized depreciation                                           (27)
                                                                                   --------
                     Net unrealized appreciation                                       $141
                                                                                   ========


-------------------------------------------------------------------------------

See accompanying notes to financial statements





































FIRST IDAHO TAX-FREE FUND

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1996
-------------------------------------------------------------------------------


ASSETS
  Investments at market value
   (Identified cost $66,460) (Note 1(A))                             $  66,601
    Cash                                                                43,301
    Interest receivable                                                    996
                                                                  ------------
          Total assets                                                 110,898


LIABILITIES
  Accrued expenses                                                           1
  Distributions payable                                                     17
                                                                  ------------
          Total liabilities                                                 18
                                                                  ------------
NET ASSETS
   (Applicable to 10,924 shares outstanding,
     $.01 par value, 20,000,000 shares authorized)                    $110,880
                                                                  ============

NET ASSET VALUE, OFFERING AND REPURCHASE PRICE PER SHARE
  Net asset value and repurchase price per share
    ($110,880 / 10,924 shares)                                          $10.15
                                                                        ======
  Offering price per share
    (100 / 97.25 of $10.15) *                                           $10.44
                                                                        ======

NET ASSETS
  At September 30, 1996, net assets consisted of:
     Paid-in capital                                                  $110,739
     Net unrealized appreciation of investments                            141
                                                                   -----------
                                                                      $110,880
                                                                   ===========



*   On investments of $50,000 or more the offering price is reduced.


-------------------------------------------------------------------------------

See accompanying notes to financial statements

FIRST IDAHO TAX-FREE FUND

STATEMENT OF OPERATIONS

Period July 3, 1996 (Commencement of Operations) to September 30, 1996
-------------------------------------------------------------------------------


INVESTMENT INCOME
  Interest income                                                     $    123
                                                                      --------

  Expenses
    Management fee (Note 2)                                                 20
    Distribution costs (Note 2)                                              1
    Accounting fees (Note 2)                                             5,287
    Transfer agent fees (Note 2)                                         3,487
                                                                      --------
      TOTAL EXPENSES                                                     8,795
      Expenses waived (Note 2)                                          (8,794)
                                                                      --------
      NET EXPENSES                                                           1
                                                                   -----------
        NET INVESTMENT INCOME                                              122

UNREALIZED GAIN ON INVESTMENTS
    Increase in unrealized appreciation of investments                     141
                                                                     ---------

        Net increase in net assets resulting from operations          $    263
                                                                      ========



-------------------------------------------------------------------------------

See accompanying notes to financial statements















FIRST IDAHO TAX-FREE FUND

STATEMENT OF CHANGES IN NET ASSETS

Period July 3, 1996 (Commencement of Operations) to September 30, 1996
-------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS FROM
  Operations
    Net investments income                                         $       122
    Increase in unrealized appreciation of investments                     141
                                                                  ------------
       Net increase in net assets resulting from operations                263

  Distributions to shareholders from
    Net investment income ($.05 per share)                                (122)

  Capital share transactions (a)
    Increase in net assets resulting from capital
      share transactions                                               110,739
                                                                  ------------
         Total increase in net assets                                  110,880

    NET ASSETS
       Beginning of period                                                -
                                                                  ------------
       End of period                                                  $110,880
                                                                  ============

(a)    Summary of capital share activity follows:

                                                        Shares         Value
                                                        ------         -----

  Shares sold                                           10,914        $110,635
  Shares issued on reinvestment of distributions            10             104
                                                      ---------    ------------

     Net increase                                       10,924        $110,739
                                                      =========    ============



-------------------------------------------------------------------------------

See accompanying notes to financial statements






FIRST IDAHO TAX-FREE FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout the period)
-------------------------------------------------------------------------------


                                                                   Period
                                                                July 3, 1996*
                                                                     to
                                                                September 30,
                                                                    1996
                                                                -------------
Net asset value
    Beginning of period                                             $10.00

Income from investment operations
    Net investment income                                              .05
    Net unrealized gain on securities                                  .15
                                                                   -------
       Total from investment operations                                .20

Less distributions
    Dividends from net investment income                              (.05)
                                                                   -------
    End of period                                                   $10.15
                                                                   =======

Total return                                                          2.05%

Ratios/Supplemental Data
    Net assets, end of year (in 000's)                                $111

    Ratio of expenses to average net assets                            .02% (a)

    Ratio of net investment income to average net assets              3.03% (a)

Portfolio turnover                                                       0%





 *   Commencement of operations

(a)  Annualized

-------------------------------------------------------------------------------

See accompanying notes to financial statements


FIRST IDAHO TAX-FREE FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 1996
-------------------------------------------------------------------------------

(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      First Idaho Tax-Free Fund is a series of shares of First Pacific Mutual Fund, Inc. which is registered under the Investment Company Act of 1940, as a non-diversified open-end management company.

      The investment objective of the Fund is to provide investors with the maximum level of income exempt from federal and Idaho income taxes consistent with the preservation of capital. The Fund seeks to achieve its objective by investing primarily in municipal securities which pay interest that is exempt from federal and Idaho income taxes.

      The Fund is subject to the risk of price fluctuation of the municipal securities held in its portfolio which is generally a function of the underlying credit rating of an issuer, the maturity length of the securities, the securities' yield, and general economic and interest rate conditions.

      Since the Fund invests primarily in obligations of issuers located in Idaho, the marketability and market value of these obligations may be affected by certain Idahoan constitutional provisions, legislative measures, executive orders, administrative regulations, voter initiatives, and other political and economic developments. If any such problems arise, they could adversely affect the ability of various Idahoan issuers to meet their financial obligation. The Fund also has a concentration of securities from issuers located in Puerto Rico. Those issuers could be affected by similar developments within Puerto Rico.

      In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

      (A)  SECURITY VALUATION
           Portfolio securities, which are fixed income securities, are valued by an independent pricing service using market quotations, prices provided by market-makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, in accordance with procedures established in good faith by the Board of Directors. Securities with remaining maturities of 60 days or less are valued on the amortized cost basis as reflecting fair value. All other securities are valued at their fair value as determined in good faith by the Board of Directors.

      (B)  FEDERAL INCOME TAXES
           It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute its taxable income, if any, to its shareholders. Therefore, no federal income tax provision is required.

      (C) SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS
           Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Bond discounts and premiums are
           amortized as required by the Internal Revenue Code.   Distributions
           to shareholders are declared daily and reinvested or paid in cash
           monthly.   Premiums and discounts are amortized in accordance with
           income tax regulations.


(2)   INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      First Pacific Management Corporation ("FPMC") provides the Fund with management and administrative services pursuant to a management agreement. In accordance with the terms of the management agreement, FPMC receives compensation at the annual rate of .50% of the Fund's average daily net assets.

      FPMC also provides the Fund with certain clerical, bookkeeping and shareholder services pursuant to a service agreement approved by the Fund's directors.

      The Funds' distributor, First Pacific Securities ("FPS"), a wholly-owned subsidiary of FPMC, received $1 for costs incurred in connection with the sale of the Fund's shares (See Note 3).

      First Pacific Recordkeeping, ("FPR"), a wholly-owned subsidiary of FPMC, serves as the transfer agent and accounting agent for the Fund.

      For the period ended September 30, 1996, FPMC and FPR voluntarily waived certain management, transfer agent, and accounting fees in the amount of $8,794 for the Fund.

      Certain officers and directors of the Funds are also officers of FPMC, FPS and FPR.


(3)   DISTRIBUTION COSTS

      The Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, adopted a distribution plan pursuant to Rule 12b-1 of the Act. The Plan regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares.

      The Plan provides that the Fund may incur certain costs, which may not exceed .50% per annum of the Fund's average daily net assets, for payment to the distributor for items such as advertising expenses, selling expenses, commissions or travel reasonably intended to result in sales of shares of the Fund.


(4)   PURCHASES AND SALES/CUSTODY OF SECURITIES

      Purchases of securities aggregated $66,741.




------------------------------------------------------------------------------






PART C

                        OTHER INFORMATION

Item 24.  STATEMENTS AND EXHIBITS.

         The following are the financial statements and exhibits filed as a part of this registration statement:

         (a)       Financial Statements:

              (Included in Part B to this Post-effective Amendment #12 to
               Form N-1A.)


         (b)       Exhibits:

              (1)  Registrant's Articles of Incorporation.*
                   (Filed with Form N-1A registration.)

              (2)  Registrant's By-Laws.*
                   (Filed with Form N-1A registration.)

              (3) Not applicable, because there is no voting trust agreement.

              (4) Specimen copy of each security to be issued by the registrant.*
                   (Filed with Form N-1A registration.)

              (5)  (a) Form of Management Agreement between First
                   Pacific Management Corporation and the Registrant.*

                   (Filed with Form N-1A registration.)

              (6) Form of principal Underwriting Agreement between First Pacific Securities and the Registrant.*
                   (Filed with Form N-1A registration.)

              (7) Not applicable, because there are no pension, bonus or other agreements for the benefit of directors and officers.

              (8) Form of Custodian Agreement between Registrant and Union Bank of California, N.A.
                   (Filed with Form N-1A registration.)

              (9) There are no other material contracts not made in the ordinary course of business between the Registrant and others.

              (10) Opinion and consent of counsel as to the legality of the registrant's securities being registered. (To be supplied annually pursuant to Rule 24f-2 of the Investment Company Act of 1940.)

              (11) The consent of Tait, Weller & Baker Independent
                   Public Accountants.

              (12) Not applicable.

              (13) Letter from contributors of initial capital to the
                   Registrant that purchase was made for investment purposes without any present intention of redeeming or selling.*
                   (Filed with Pre-effective Amendment #1 to Form N-1A).

              (14) Not applicable.

              (15) (a)  Rule 12b-1 Plan of Distribution.*
                        (Filed with Form N-1A registration.)

                   (b)  Service Agreement.*
                        (Filed with Form N-1A registration.)

                   (c)  Selling Dealer Agreement.*
                        (Filed with Form N-1A registration.)
                         First Idaho Tax-Free Fund Selling Dealer
                         Agreement as Amended

                   (d)  First Pacific Mutual Fund Inc. Transfer Agent
                        Agreement.*
                         (Filed with Form N-1A registration.)

                   (e)  Accounting Services Agreement.*
                         (Filed with Form N-1A registration.)

                   (f)  Shareholder Services Agreement*
                         (Filed with Form N-1A registration.)


              (16) Schedule of Computation of Performance Quotations.

              (27) Financial Data Schedules

         *Previously filed and incorporated by reference herein.


Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL OF THE REGISTRANT.

         NONE

Item 26. NUMBER OF HOLDERS OF SECURITIES.

         The number of record holders of each class of securities of the Registrant as of December 31, 1996, are as follows:

              (1)                                     (2)
         Title of Class                    Number of Record Holders

         Common stock $.01 par value:

         First Hawaii Municipal Bond Fund                 1,944

         First Hawaii Intermediate Municipal Fund           207

         First Idaho Tax-Free Fund                           12

Item 27. INDEMNIFICATION.

         Under the terms of the Maryland General Corporation Law and the company's Articles of Incorporation, the company shall indemnify any person who was or is a director, officer or employee of the company to the maximum extent permitted by the Maryland General Corporation Law; provided however, that any such indemnification (unless ordered by a court) shall be made by the company only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made:

         (i) by the Board of Directors by a majority vote of a quorum which consists of the directors who are neither "interested persons" of the company as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceedings, or,

         (ii) if the required quorum is not obtainable or if a quorum of such directors so directs, by independent legal counsel in a written opinion.

No indemnification will be provided by the company to any director or officer of the company for any liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

    As permitted by Article ELEVENTH of the company's Articles of Incorporation and subject to the restrictions under D2-418(F)(1) of the Maryland General Corporation Law, reasonable expenses incurred by a director who is a party to a proceeding may be paid by the company in advance of the final disposition of the action, after a determination that the facts then known would not preclude indemnification, upon receipt by the company of a written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the company has been met and a written undertaking by or on behalf of the director to repay the amount if it is ultimately determined that the standard of conduct has not been met.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The principal business of First Pacific Management Corporation is to provide investment counsel and advice to individuals and institutional investors.



Item 29. PRINCIPAL UNDERWRITERS.

         (a) First Pacific Securities, the only principal underwriter of the Registrant, does not act as principal underwriter, depositor or investment advisor to any other investment company.

         (b) Herewith is the information required by the following table with respect to each director, officer or partner of the only underwriter named in answer to Item 21 of Part B:


                              Position and        Position and
Name and Principal            Offices with        Offices with
Business Address              Underwriter         Registrant
Terrence K.H. Lee             President           Director and
2756 Woodlawn Drive, #6-201                       President
Honolulu, HI   96822

Jean M. Chun                  Secretary/          Secretary/
2756 Woodlawn Drive, #6-201   Vice President      Vice President
Honolulu, HI  96822

Charlotte A. Meyer            Treasurer/          Treasurer/
2756 Woodlawn Drive, #6-201   Vice President      Vice President
Honolulu, HI  96822

Louis F. D'Avanzo             Vice President      Vice President
2756 Woodlawn Drive, #6-201
Honolulu, HI  96822

Nora B. Simpson               Vice President      Vice President
702 W. Idaho Street, #321
Boise, ID  83702


         (c)  Not applicable.



Item 30. LOCATION OF ACCOUNTS AND RECORDS.

         Each account, book or other document required to be maintained by
Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder is in the physical possession of:

         First Pacific Management Corporation
         2756 Woodlawn Drive, #6-201
         Honolulu, HI   96822;

         First Pacific Recordkeeping, Inc.
         2756 Woodlawn Drive, #6-201
         Honolulu, HI  96822



Item 31. MANAGEMENT SERVICES.

         All management services are covered in the management agreement between the Registrant and First Pacific Management Corporation, as discussed in Parts A and B.


Item 32. UNDERTAKINGS.

         Not applicable



                            SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto authorized, in the City of Honolulu and State of Hawaii on the 20th day of January, 1997.

                   FIRST PACIFIC MUTUAL FUND, INC.
                   (Registrant)


                   By:   \s\    Terrence K.H. Lee
                                Terrence K.H. Lee, President


         Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


\s\  Terrence K.H. Lee        President, Principal         January 20, 1997
Terrence K.H. Lee             Executive and Financial
                              Officer, and Director

\s\   Samuel L. Chesser       Director                     January 20, 1997
Samuel L. Chesser


\s\   Clayton W.H. Chow       Director                     January 20, 1997
Clayton W.H. Chow


\s\   Lynden Keala            Director                     January 20, 1997
Lynden Keala


\s\   Stuart S. Marlowe       Director                     January 20, 1997
Stuart S. Marlowe














                          EXHIBIT INDEX


Item 24.

    (b) (11)       Accountant's Consent
    (b) (15) (c)   Selling Dealer Agreement
    (b) (16)       Computation of Performance Quotations
    (b) (27)       Financial Data Schedules